                            Registration No. 33-89798

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 2
                                       to
                                    Form S-6

                      FOR REGISTRATION UNDER THE SECURITIES
                          ACT OF 1933 OF SECURITIES OF
                        UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

A.   Exact name of Trust:  Massachusetts Mutual Variable Life Separate Account I

B.   Name of Depositor:    Massachusetts Mutual Life Insurance Company

C.   Complete address of        1295 State Street
     Depositor's principal      Springfield, MA  01111
     executive offices:

It is proposed that this filing will become effective (check appropriate box)


------     immediately upon filing pursuant to paragraph (b) of Rule 485.

  X
------     on May 1, 1997 pursuant to paragraph (b) of Rule 485.


------     60 days after filing pursuant to paragraph (a) of Rule 485.


------     on (date) pursuant to paragraph (a) of Rule 485.



--------------------
STATEMENT PURSUANT TO RULE 24F-2

The Registrant has registered an indefinite number or amount of its variable life insurance contracts under the Securities Act of 1933 pursuant to Rule 24F-2 under the Investment Company Act of 1940. The Rule 24F-2 notice for Registrant's fiscal year ending December 31, 1996 was filed on February 28, 1997.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


Item No. of
Form N-8B-2          Caption
-----------          -------
    1        Cover Page; Glossary; The Separate Account

    2        Cover Page; MassMutual and the Separate Account

    3        Investment Advisors and the Portfolio Managers

    4        Sales and Other Agreements

    5        MassMutual and the Separate Account

    6        MassMutual and the Separate Account

    7        Not Applicable

    8        Not Applicable

    9        Legal Proceedings

    10       Cover Page; Summary of the Policy; Detailed Information about the
             Policy; Flexibility to Adjust the Amount of Death Benefit;
             Transfers; Surrender of the Policy; Withdrawal of Cash Surrender
             Value; Death Benefit; Voting Rights

    11       MassMutual and the Separate Account

    12       MassMutual and the Separate Account; Sales and Other Agreements

    13       MassMutual and the Separate Account; Charges and Deductions

    14       Summary of the Policy; MassMutual and the Separate Account;
             Detailed Information About the Policy; The Investment Advisors and
             Portfolio Managers; MassMutual and the Separate Account; Surrender
             Charges; Other Charges; Sales and Other Agreements

    15       Summary of the Policy; Detailed Information About the Policy

    16       Summary of the Policy; MassMutual and the Separate Account;
             Detailed Information About the Policy

    17       Summary of the Policy; Account Value and Cash Surrender Value;
             Withdrawal Fee

    18       MassMutual and the Separate Account

    19       Service Agreement; Records and Reports


                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


Item No. of
Form N-8B-2            Caption
-----------            -------
    20       Not Applicable

    21       Summary of the Policy; Policy Loan Privilege

    22       Not Applicable

    23       Bonding Arrangement

    24 Limits on Our Right to Challenge the Policy; Suicide; Error of Age or Sex; Assignment; Beneficiary; Limits on Our Right; MassMutual and the Separate Account

    25       Detailed Information About the Policy

    26       Not Applicable

    27       Detailed Information About the Policy

    28       Directors and Executive Officers of MassMutual

    29       MassMutual and the Separate Account

    30       Not Applicable

    31       Not Applicable

    32       Not Applicable

    33       Not Applicable
    34       Not Applicable

    35       Detailed Information about the Policy

    36       Not Applicable

    37       Not Applicable

    38       Sales and Other Agreements

    39       Sales and Other Agreements

    40       Sales and Other Agreements


                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2


Item No. of
Form N-8B-2            Caption
-----------            -------
    41       Sales and Other Agreements

    42       Not Applicable

    43       Sales and Other Agreements

    44       MassMutual and the Separate Account; Charges for Federal Taxes;

    45       Not Applicable

    46       MassMutual and the Separate Account

    47       MassMutual and the Separate Account

    48       MassMutual and the Separate Account

    49       Not Applicable

    50       MassMutual and the Separate Account

    51       Cover Page; Detailed Information About the Policy

    52       MassMutual and the Separate Account; Reservation of Rights

    53       Federal Income Tax Considerations

    54       Not Applicable

    55       Not Applicable

    56       Not Applicable

    57       Not Applicable

    58       Not Applicable

    59       Report of Independent Accountants and Financial Statements


            FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICIES*

                                   ISSUED BY

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

This Prospectus describes a flexible premium variable whole life insurance policy (the "Policy") offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy. The Policy is designed to provide maximum flexibility in connection with premium payments and Death Benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of Planned Premium Payments and to increase or decrease the Death Benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Cash Surrender Value.

The Policyowner may allocate Net Premiums and Account Value among the divisions (the "Divisions") of the designated segment of Massachusetts Mutual Variable Life Separate Account I (the "Separate Account") and a Guaranteed Principal Account (the "GPA"). The assets of each Division will be used to purchase, at net asset value, shares of a designated investment fund. Currently, the available funds include the following funds of either MML Series Investment Fund (the "MML Trust") or Oppenheimer Variable Account Funds (the "Oppenheimer Trust"):

           MML Trust:                     Oppenheimer Trust:
           ---------                      -----------------

           MML Equity Fund                Oppenheimer Capital Appreciation Fund
           MML Money Market Fund          Oppenheimer Global Securities Fund
           MML Managed Bond Fund          Oppenheimer Growth Fund
           MML Blend Fund                 Oppenheimer Strategic Bond Fund

The Policyowner bears the investment risk of any Account Value allocated to the Separate Account. The Death Benefit may, and the Cash Surrender Value will, vary up and down depending on the investment performance of the Divisions. While there is no guaranteed minimum Cash Surrender Value for funds invested in the Separate Account, a Policy's Death Benefit will never be less than the Selected Face Amount less any Policy Debt and any unpaid Monthly Charges. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

All Policies are serviced through MassMutual's Home Office, located at 1295 State Street, Springfield, Massachusetts 01111-0001. The telephone number is
(413) 788-8411.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES FOR MML SERIES INVESTMENT FUND AND OPPENHEIMER VARIABLE ACCOUNT FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY OF A POLICY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE WITH A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of, an offer to acquire any interest or participation in the flexible premium variable life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                   The date of this Prospectus is May 1, 1997.

*Title may vary in some jurisdictions

Table Of Contents

Definition Of Terms............................................................. 5

I.   SUMMARY OF THE POLICY...................................................... 7
     The Policy................................................................. 7
     The Separate Account and the Guaranteed Principal Account.................. 7
     Availability of the Policy................................................. 7
     The Death Benefit.......................................................... 7
     Flexibility to Adjust the Amount of Death Benefit.......................... 7
     Premium Features........................................................... 8
     Transfers.................................................................. 8
     Charges and Deductions..................................................... 8
       - Deductions from Premiums............................................... 8
       - Monthly Charges........................................................ 8
       - Surrender Charge....................................................... 8
         - Administrative Surrender Charge...................................... 8
         - Sales Load Surrender Charge.......................................... 8
       - Mortality and Expense Risk Charge...................................... 9
       - Other Charges.......................................................... 9
     Policy Loan Privilege...................................................... 9
     Surrender of the Policy.................................................... 9
     Withdrawal of Cash Surrender Value......................................... 9

II.  INFORMATION ABOUT MASSMUTUAL AND THE SEPARATE ACCOUNT...................... 9
     MassMutual................................................................. 9
     OppenheimerFunds, Inc...................................................... 9
     The Separate Account.......................................................10
     MML Trust and Oppenheimer Trust............................................10
       - MML Equity Fund........................................................11
       - MML Money Market Fund..................................................11
       - MML Managed Bond Fund..................................................11
       - MML Blend Fund.........................................................11
       - Oppenheimer Capital Appreciation Fund..................................11
       - Oppenheimer Global Securities Fund.....................................11
       - Oppenheimer Growth Fund................................................11
       - Oppenheimer Strategic Bond Fund........................................11
     The Investment Advisers and Portfolio Managers.............................11
       - Rates of Return........................................................12
       - Tables I through III...................................................13
       - Table IV...............................................................14
     Performance Illustration...................................................14
       - Table V................................................................14
       - Tables VI and VII......................................................15
       - Tables VIII and IX.....................................................16
       - Tables X through XII...................................................17

III. DETAILED INFORMATION ABOUT THE POLICY
     Availability of Policy.....................................................18
     Unisex Policies............................................................18
     Death Benefit..............................................................18
       - Death Benefit Options..................................................18
       - Minimum Face Amount....................................................18
       - Examples...............................................................18
       - Changes in Death Benefit Option........................................18
       - Changes in Selected Face Amount........................................19
       - Increases in Selected Face Amount......................................19
       - Decreases in Selected Face Amount......................................19
     Premiums...................................................................19
       - Premium Flexibility....................................................19
       - Planned Annual Premium.................................................19
       - Premium Limitations....................................................20
       - Allocation of Net Premium Payments.....................................20
     Transfers..................................................................20

    Dollar Cost Averaging.......................................................20
     Policy Lapse and Reinstatement.............................................20
       - Policy Lapse...........................................................20
       - Reinstatement Option...................................................20
     Charges and Deductions.....................................................21
     Deductions from Premiums...................................................21
       - Sales Charge...........................................................21
       - Premium Tax Charge.....................................................21
     Monthly Charges............................................................21
       - Administrative Charge..................................................21
       - Mortality Charge.......................................................21
       - Rider Charge...........................................................21
     Daily Charges Against the Separate Account.................................21
       - Mortality and Expense Risk Charge......................................21
       - Charges for Federal Taxes..............................................22
       - Investment Management Fee and Other Expenses...........................22
     Surrender Charges..........................................................22
       - General................................................................22
       - Administrative Surrender Charge........................................22
       - Sales Load Surrender Charge............................................22
       - Surrender Charge Upon Decrease in Selected Face Amount.................22
     Other Charges..............................................................22
       - Withdrawal Fee.........................................................22
       - Charge for Increase in Selected Face Amount............................22
       - Charge for Change from Option 1 to Option 2............................22
     Account Value and Cash Surrender Value.....................................23
       - Account Value..........................................................23
       - Investment Return......................................................23
       - Cash Surrender Value...................................................23
       - Withdrawals............................................................23
     Policy Loan Privilege......................................................23
       - General................................................................23
       - Source of Loan.........................................................23
       - Interest Charged.......................................................23
       - Repayment..............................................................23
       - Interest on Loaned Value...............................................24
       - Effect of Loan.........................................................24
     Free Look Provision........................................................24
     The Guaranteed Principal Account...........................................24
     Federal Income Tax Considerations..........................................24
       - MassMutual's Tax Status................................................25
       - Policy Proceeds, Premiums and Loans....................................25
       - Modified Endowment Contracts...........................................26
       - Qualified Plans........................................................26
       - Diversification Standards..............................................26
     Your Voting Rights.........................................................27
     Reservation of Rights......................................................27
     Additional Provisions of the Policy........................................27
       - Additional Benefits You Can Get by Rider...............................27
         - Disability Benefit Rider.............................................27
         - Accidental Death Benefit Rider.......................................27
         - Insurability Protection Rider........................................27
         - Death Benefit Guarantee Rider........................................27
         - Accelerated Death Benefit Rider......................................28
         - Right to Exchange Insured Endorsement................................28
     Exchange Privilege.........................................................28
     Beneficiary................................................................28
     Assignment.................................................................28
     Limits on Our Right to Challenge the Policy................................28
     Error of Age or Sex........................................................28
     Suicide....................................................................28
     When We Pay Proceeds.......................................................28

     Payment Options............................................................29
       - Fixed Account Payment Option...........................................29
       - Fixed Time Payment Option..............................................29
       - Interest on Payment Option.............................................29
       - Lifetime Payment Option................................................29
       - Joint Lifetime Payment Option..........................................29
       - Joint Lifetime Payment Option with Reduced Payments....................29
       - Withdrawal Rights Under Payment Option.................................29
     Records and Reports........................................................29
     Sales and Other Agreements.................................................29
     Commission Schedule........................................................30
     Bonding Arrangement........................................................30
     Directors and Executive Vice Presidents of MassMutual......................30
     Legal Proceedings..........................................................31
     Experts....................................................................31
     Financial Statements.......................................................31
     Appendix A
       Illustrations of Death Benefits,
       Cash Surrender Values, Account Values
       and Accumulated Premiums.................................................57

Definition Of Terms


Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years since the Policy Date.

Beneficiary(ies): The person or persons specified by the Policyowner to receive some or all of the Death Benefit when the Insured dies.

Cash Surrender Value: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt and any unpaid Monthly Charges.

Death Benefit: The net amount paid to a Beneficiary following receipt of due proof of the death of the Insured. The Death Benefit is equal to the benefit provided by the Death Benefit Option less any Policy Debt and any unpaid Monthly Charges.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The amount of benefit provided under Option 1 is the greater of the Selected Face Amount or Minimum Face Amount on the date of death. The amount of benefit provided under Option 2 is the greater of the Selected Face Amount plus the Account Value on the date of death and the Minimum Face Amount on the date of death. The Death Benefit Option is elected at time of application and, subject to certain limitations, may be changed at a later date.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Value:  The current Account Value which is allocated to the GPA.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may make allocations.

Home Office: The Home Office of MassMutual which is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Insured:  The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is shown on the schedule page of the Policy.

Minimum Face Amount: An amount equal to the applicable percentage times the Account Value. The applicable percentage depends on the sex, smoking classification, and Attained Age of the Insured. The applicable percentages are shown in the Policy.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent Monthly Calculation Dates will be on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy's Account Value on each Monthly Calculation Date. Each Monthly Charge includes an administrative charge, a mortality charge, and a rider charge (if any).

Net Premium: The remainder of the premium after the deduction of the Premium Expense Charge.

Policy: The flexible premium variable life insurance policy offered by MassMutual that is described in this Prospectus.

Policy Anniversary: An anniversary of the Policy Date.

Policyowner: The person or entity that owns the Policy.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: The amount of the obligation owed by the Policyowner to MassMutual from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued.

Policy Year: The twelve-month period commencing with the Policy Date, and each twelve-month period thereafter.

Premium Expense Charge: The amount deducted from a premium payment consisting of the premium tax charge and the sales charge.

Register Date: The date when a completed Part 1 of the Application is received or when the first Net Premium is allocated to the Divisions and/or GPA. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, the Policyowner may change the Selected Face Amount after issue.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended ("1940 Act"). The Separate Account is used to receive and invest premiums for this Policy.

Valuation Date: A date on which the net asset value of the shares of the Divisions is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. eastern time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Value: The value equal to the number of Accumulation Units multiplied by the number of units in the Division that the Policyowner owns.

We or Us: Refers to MassMutual.

You or Yours: Refers to the Policyowner.

I.  SUMMARY OF THE POLICY

This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided elsewhere in this Prospectus. Additionally, You should consult Your Policy for a further understanding of its terms and conditions.

The Policy

The Policy is a life insurance contract providing a death benefit, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. It provides that the Policyowner may, subject to certain limitations, make premium payments in any amount and at any frequency while the Insured is living.

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule of premium payments. Although the Policyowner may establish a schedule of premium payments ("Planned Premium Payments"), failure to make a Planned Premium Payment will not necessarily cause a Policy to lapse nor will making the Planned Premium payments guarantee that a Policy will remain in force. Thus, a Policyowner may, but is not required to, pay additional premiums after making an initial premium payment. This flexibility permits a Policyowner to provide for changing insurance needs within a single insurance policy.

The Policy is "variable" because, unlike the fixed benefits of traditional insurance policies, the Death Benefits may, and the Cash Surrender Value most likely will, vary in relation to the investment experience of the Divisions to which a Policyowner has allocated Net Premiums. Additionally, the GPA's crediting rate, although it will not go below 3%, may be adjusted periodically.

The Policy will enter a grace period when the Account Value less any Policy Debt is insufficient to pay the Monthly Charges on a particular Monthly Calculation Date. At the beginning of the grace period, We will mail You a notice stating the amount of premium needed to cover the difference between the Account Value, less any Policy Debt, and the Monthly Charges. During the grace period, the Policy remains in force. The grace period ends the later of 61 days after the Monthly Calculation Date on which the Account Value, less any Policy Debt is insufficient to pay the Monthly Charges, or 30 days after We mail the notice. If the required premium is not paid within the grace period, the Policy will lapse and terminate without value.

The Separate Account And The
Guaranteed Principal Account

The Policyowner may allocate Net Premiums to one or more Divisions of the Separate Account and to the GPA. Each Division invests in shares of a designated fund. Currently these funds include the following MML Trust and Oppenheimer Trust Funds:

MML Trust                      Oppenheimer Trust
---------                      -----------------

MML Equity Fund                Oppenheimer Capital Appreciation
MML Money Market Fund          Fund
MML Managed Bond Fund          Oppenheimer Growth Fund
MML Blend Fund                 Oppenheimer Global Securities Fund
                               Oppenheimer Strategic Bond Fund

Although a Policy has no guaranteed minimum Cash Surrender Value for amounts invested in the Separate Account, the Death Benefit will not be less than the Selected Face Amount so long as the Policy has not lapsed. Furthermore, the Policy will not lapse while there is sufficient value to cover applicable Monthly Charges.

Availability Of The Policy

The Policy may be issued on an Insured up to [or through] Issue Age 80. The minimum Selected Face Amount is $50,000. Before issuing the Policy, MassMutual will require satisfactory evidence of insurability, which may include a medical examination.

The Death Benefit

While the Policy remains in force, MassMutual will pay the Death Benefit of the Policy to the Beneficiary upon receipt of due proof of the death of the Insured. The Death Benefit will be the amount of the benefit provided under the Death Benefit Option then in effect, reduced by any Policy Debt and any unpaid Monthly Charges.

The Policy provides a choice of two Death Benefit Options. The benefit provided under Option 1 is the Policy's Selected Face Amount or, if greater, the Policy's Minimum Face Amount. The benefit provided under Option 2 is the sum of the Policy's Selected Face Amount and the Account Value or, if greater, the Policy's Minimum Face Amount.

In order for the Policy to qualify as life insurance under current federal tax laws, the Policy must have a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. The applicable percentages depend on the sex, smoking classification, and Attained Age of the Insured, and are set forth in the Policy.

Flexibility To Adjust The
Amount Of Death Benefit

Subject to certain restrictions, the Policyowner may request a change in the Death Benefit Option or an increase or decrease in the Selected Face Amount of the Policy.

After the first Policy Year, the Policyowner may change the Death Benefit Option. Changes from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. Changes from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MassMutual. To cover the cost of processing this type of change, a $75 charge is deducted on a pro rata basis among the Divisions and the GPA. (MassMutual currently does not charge the $75 fee for this change, but it reserves the right to do so.) The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80.

Additional evidence of insurability is required for an increase in the Selected Face Amount. An increase cannot be for less than $15,000 and will not be permitted after the Insured reaches an Attained Age of 80. To cover the cost of processing a requested increase, a $75 charge is deducted, on a pro rata basis among the Divisions of the Separate Account and the GPA, from the Account Value.

Decreases in coverage are allowed after the first Policy Year, although MassMutual believes such decreases are not in the best interest of a Policyowner. A decrease will not be allowed if the Death Benefit Option amount would fall below $50,000. A decrease may result in the imposition of surrender charges applied on a pro-rata basis among the Divisions of the Separate Account and the GPA on the effective date of the increase.

Premium Features

MassMutual requires You to pay a minimum initial premium. Thereafter, subject to certain limitations, You may pay premiums at any time and in any amount.

When applying for a Policy, You select a planned annual premium and a payment frequency. According to this schedule, MassMutual will send You a premium notice. You may change the Planned Premium and payment frequency by sending a written notice requesting such change to our Home Office.

There is no penalty if the Planned Premium is not paid, nor does payment of the Planned Premium guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if Planned Premiums are paid, the Policy will lapse whenever the Account Value less Policy Debt becomes insufficient to pay current Monthly Charges and a grace period expires without sufficient payment.

Transfers

By written request, You may transfer all or part of the value of Your Accumulation Units in a Division to one or more other Divisions of the Separate Account or to the GPA. Although under current practice we impose no limitations on your right to make transfers, we reserve the right to limit transfers to not more than one every 90 days to comply with Section 404(c) of ERISA. Any limitation would not apply to a transfer of the entire Variable Account Value to the GPA and to automated transfers in connection with any program we have put in place.

Transfers of values from the GPA to the Separate Account are limited to one per Policy Year. Any transfer from the GPA to a Division of the Separate Account cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Charges And Deductions

Deductions from Premiums. A Sales Charge and a Premium Tax Charge will be deducted from each premium payment prior to allocation to the Separate Account and GPA. The Sales Charge is 2.0% of premium payments and the Premium Tax Charge is 2.0% of premium payments.

The Premium Tax Charge is intended to compensate MassMutual for taxes imposed by various states and local jurisdictions on MassMutual's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities; the range of premium taxes is .75% to 4.0%. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the Policy is written. MassMutual does not expect to make a profit from this charge. MassMutual currently intends to waive both charges after Policy Year 20; however, MassMutual reserves the right not to waive the charge(s), or to reimpose such charge(s) after initially waiving such charges. During 1996, the aggregate amount of such deductions from premiums was $120,327 for sales charges and $120,327 for state premium tax charges.

Monthly Charges. On each Monthly Calculation Date, the Account Value will be reduced by a Monthly Charge, consisting of an Administrative Charge, a Mortality Charge and a charge for any additional benefits added by Rider. The Administrative Charge is currently $6 and it is guaranteed not to exceed $9. During 1996, the aggregate amount of such charges was $98,946.

The Mortality Charge will be determined by multiplying the "amount at risk under the Policy" (that is, the Death Benefit, discounted at the monthly equivalent rate of 3% per year, less the Account Value) by the monthly mortality rate, which will depend on the sex, rate class and Issue Age of the Insured, the duration of the Policy, and MassMutual's expectations as to future mortality and expense experience. The monthly mortality rates will not exceed the guaranteed maximum monthly mortality rates set forth in the Policy which are based on the sex, rate class, and Attained Age of the Insured and the "1980 Commissioners Standard Ordinary Mortality Table." During 1996, the aggregate mortality charges were $932,194.

Surrender Charges. During the first 15 Policy Years and during the first 15 years following any increase in the Selected Face Amount, MassMutual will impose a Surrender Charge if the Policyowner surrenders the Policy or decreases the Selected Face Amount under the Policy. The surrender charge has two parts - an Administrative Surrender Charge and a Sales Load Surrender Charge.

Administrative Surrender Charges. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for the first five Policy Years, then grades down to zero over the next five policy years. This charge reimburses MassMutual for expenses incurred in issuing the Policy (or increase in the Selected Face Amount), such as processing the applications (including underwriting) and setting up computer records. It is not designed to produce a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000


      Age 25            Age 40           Age 55
       $6.26             $9.91           $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five Policy Years in accordance with the percentages set forth in the Policy.

Mortality and Expense Risk Charge. MassMutual assesses a charge against each of the Divisions for the mortality and expense risk it assumes. Currently, the charge is equal, on an annual basis, to 0.55% of the daily net asset value of the Separate Account. MassMutual reserves the right to increase the charge up to a maximum effective annual rate of 0.90%. This charge is not deducted from the GPA. The aggregate amount of such charges, which are paid quarterly, against the Separate Account divisions in 1996 was $16,074.

Other Charges. If the Policyowner requests and MassMutual accepts an increase in Selected Face Amount or a change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value on the effective date of the increase or option change to cover processing costs. (MassMutual currently does not charge a $75 fee for a change in the Death Benefit Option, but it reserves the right to do so.)

Policy Loan Privilege

After the first Policy Year (or sooner if required by law), the Policyowner may at any time borrow from the Policy an amount up to 90% of the Account Value less any Surrender Charge, reduced by any outstanding Policy Debt.

At time of application, the Policyowner may elect a fixed loan rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate, based on the monthly average of the corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc.

If interest is not paid when due, it will be added to the outstanding loan balance. The capitalization of unpaid loan interest may have tax consequences upon surrender or lapse of the Policy (See Policy Proceeds, Premiums and Loans.) Policy loans may be repaid at any time while the Insured is living.

Surrender Of The Policy

The Policyowner may at any time fully surrender the Policy and receive its Cash Surrender Value. The Cash Surrender Value will equal the Account Value less any applicable Surrender Charge and less any Policy Debt and any unpaid Monthly Charges. Surrender of the Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

Withdrawal Of Cash
Surrender Value

After the first Policy Year, the Policyowner may, subject to certain restrictions, request a withdrawal of up to 75% of the Policy's Cash Surrender Value. For each withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy and is intended to compensate MassMutual for processing associated with the withdrawal. MassMutual does not intend to make a profit from this fee. The minimum amount of a withdrawal is $100 (before deducting the withdrawal fee). If Death Benefit Option 1 is in effect, MassMutual will reduce the Selected Face Amount by the amount of the withdrawal unless satisfactory evidence of insurability is provided. A surrender charge is not assessed if a withdrawal is taken. Withdrawal of the Cash Surrender Value may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

II.  INFORMATION ABOUT
MASSMUTUAL AND THE
SEPARATE ACCOUNT

MassMutual

MassMutual, a mutual life insurance company, was chartered in Massachusetts in 1851. MassMutual's Home Office is located in Springfield, Massachusetts. It is authorized to transact life, health, and accident business in all fifty states, District of Columbia, Puerto Rico, and certain provinces of Canada.

On February 29, 1996, the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into MassMutual was completed. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. As of December 31, 1996, MassMutual had estimated statutory assets in excess of $55 billion, and estimated total assets under management in excess of $130 billion.

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. ("OFI") is an investment adviser organized under the laws of Colorado as a corporation; it was initially organized in 1959. It (including a subsidiary) advises U.S. investment companies with assets aggregating over $62 billion as of December 31, 1996, and with more than 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940.

The Separate Account

The Separate Account was established on July 13, 1988, as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Chapter 132G of Chapter 175 of the Massachusetts General Laws. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices of either the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. The Separate Account meets the definition of a "Separate Account" under the federal securities laws.

MassMutual owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. The Separate Account is divided into subaccounts called Divisions. The income, gains, or losses, realized or unrealized, of each Division are credited to or charged against the assets held in the Division without regard to the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business conducted by MassMutual. MassMutual may transfer to its General Account, however, any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of MassMutual. MassMutual may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

The Separate Account is currently divided into eight Divisions. Each Division invests in a corresponding series of shares of a designated Fund of either MML Trust or Oppenheimer Trust. MassMutual may in the future establish additional divisions within the Separate Account, which may invest in other investment funds, including those of MML Trust or Oppenheimer Trust, or in any other investment fund MassMutual deems to be appropriate.

MML Trust And
Oppenheimer Trust

The MML Trust is a no-load, open-end, management investment company that is registered under the Investment Company Act of 1940. The Oppenheimer Trust is an open-end, diversified, management investment company registered under the Investment Company Act of 1940.

MassMutual established the MML Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and other life insurance company subsidiaries of MassMutual. Similarly, OFI established the Oppenheimer Trust to provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the MML Trust and the Oppenheimer Trust are not offered to the general public.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Trust's Funds. Because these separate accounts are invested in the same underlying MML Funds, it is possible that material irreconcilable conflicts could arise between Policyowners and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust was established for use as an investment vehicle by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interest of contract owners and other separate accounts investing in the Oppenheimer Trust. The Board of Trustees of the Oppenheimer Trust (the "Trustees") will monitor the Oppenheimer Funds for the existence of any such conflicts. If it is determined that a conflict exists, the Trustees will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and (iii) establishing a new registered management investment company or managed separate account.

MassMutual purchases the shares of each Fund for the corresponding Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. Shares of the MML Trust and the Oppenheimer Trust will be redeemed by MassMutual at their net asset value to the extent necessary to make payments under the Policies.

The following is a summary of the investment objectives of each Fund. Please note that there can be no assurance that any Fund will achieve its objectives. More detailed information concerning these investment objectives is contained in the accompanying prospectuses of the MML Trust and Oppenheimer Trust, including information on the risks associated with the investments and investment techniques of each of the Funds.

THE PROSPECTUSES FOR MML TRUST AND OPPENHEIMER TRUST ACCOMPANYING THIS PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MML Equity Fund

MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

MML Money Market Fund

MML Money Market Fund seeks to achieve high current income, while preserving capital, and liquidity. This Fund invests in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

MML Managed Bond Fund

MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. This Fund invests primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

MML Blend Fund

MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund seeks capital appreciation. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds. In seeking this objective the Fund will emphasize investment in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular companies, products or services.

Oppenheimer Global Securities Fund

Oppenheimer Global Securities Fund seeks long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies and special investment opportunities, such as anticipated acquisitions, mergers or other unusual developments, which are considered by OFI, in its capacity as investment manager of the Funds, to have appreciation possibilities. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

Oppenheimer Growth Fund

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies (such securities generally have a history of earnings and dividends, and are issued by seasoned companies, namely those having an operating history of at least five years, including predecessors). The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds.

Oppenheimer Strategic Bond Fund

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests principally in: (i) foreign government and corporate debt securities; (ii) U.S. Government securities; and (iii) lower-rated, high-risk high-yield debt securities. This Fund's investments may be considered to be speculative.

For information concerning the risks associated with this Fund's investments, please refer to the accompanying prospectus for the Oppenheimer Trust.

The Investment Advisers And
Portfolio Managers

MassMutual serves as investment manager of each of the MML Funds pursuant to investment management agreements. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of 0.50% of the first $100,000,000 of the Fund's average daily net asset value, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000.

Concert Capital Management, Inc. ("Concert") served as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual.

Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

During 1996, MassMutual earned the following investment management fee from each of the following funds:

MML Equity Fund                     $5,787,673
MML Money Market Fund               $  612,946
MML Managed Bond Fund               $  820,434
MML Blend Fund                      $7,525,674

OFI serves as Investment Adviser to the Oppenheimer Funds. OFI receives a monthly management fee in its capacity as investment adviser to the Oppenheimer Funds. This fee is computed separately on the net assets of each Fund as of the close of each business day. The management fee rate for the Capital Appreciation Fund, the Growth Fund, and the Global Securities Fund is .75% of the first $200 million of net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next 200 million and .60% of net assets in excess of $800 million. Strategic Bond Fund's management fee rate is .75% on the first $200 million of net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million, .60% on the next $200 million, and .50% of net assets in excess of $1 billion.

During 1996, OFI earned the following investment management fee from each of the following funds:

Oppenheimer Capital Appreciation Fund               $3,382,840
Oppenheimer Growth Fund                             $1,139,255
Oppenheimer Global Securities Fund                  $3,395,740
Oppenheimer Strategic Bond Fund                     $  618,338

Citibank N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for the MML Trust. Bank of New York, with its home office located at One Wall Street, New York, NY 10015, acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment adviser to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual is the investment sub-adviser to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open-end management investment companies.

Rates of Return. The following tables show the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each Division of the Separate Account. Tables I and II show figures for periods ended December 31, 1996, while Tables III and IV show annualized figures. These rates do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deductions from premiums or Monthly Charges assessed against the Account Value of the Policies, nor do they reflect the Policy's Surrender Charges. (For a discussion of these charges, please see CHARGES AND DEDUCTIONS). Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Performance Illustration). The rates of return shown are not necessarily indicative of future performance. These rates of return may be considered, however, in assessing the competence and performance of MassMutual, Babson and OFI as investment advisers. An individualized hypothetical illustration may be available. An individualized hypothetical illustration is a document that shows how Death Benefits and Cash Surrender Values will develop based on certain assumptions. The assumptions used are the sex, Issue Age, rate class and contract state of the applicant, and the Death Benefit Option and premium frequency proposed by the registered representative or the applicant. The individualized hypothetical illustrations reflect both current and guaranteed charges and all basic policy charges are reflected (rider charges may also be reflected if so requested). These illustrations will also assume certain interest rates within the limits prescribed by federal and state law. An applicant or Policyowner may obtain an individualized hypothetical illustration at no charge by requesting one from his registered representative or from MassMutual at its Home Office.

                              TABLE I -- MML FUNDS
                        EFFECTIVE ANNUAL RATES OF RETURN

-------------------------------------------------------------------------------
Fund               20 Years     15 Years     10 Years     5 Years     1 Year
-------------------------------------------------------------------------------
Equity              14.72%       16.01%       13.78%      14.71%      20.25%
-------------------------------------------------------------------------------
Money Market           --         6.83         5.76        4.13        5.01
-------------------------------------------------------------------------------
Managed Bond           --        10.54         8.34        7.27        3.25
-------------------------------------------------------------------------------
Blend                  --        13.13*       11.89       11.55       13.95
-------------------------------------------------------------------------------

*The figures shown are from inception of the MML Blend Fund, which commenced operations on February 3, 1984.

                        TABLE II -- OPPENHEIMER FUNDS
                       EFFECTIVE ANNUAL RATES OF RETURN

------------------------------------------------------------------------------------------------
Fund                                       Since Inception        5 Years          1 Year
------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation               15.66%*             16.68%          20.16%
------------------------------------------------------------------------------------------------
Oppenheimer Global Securities                  10.65*              12.38           17.80
------------------------------------------------------------------------------------------------
Oppenheimer Growth                             14.52*              16.24           25.20
------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond                      7.35*                --            12.07
------------------------------------------------------------------------------------------------

*The Oppenheimer Capital Appreciation Fund commenced operations on August 15, 1986. The Oppenheimer Global Securities Fund commenced operations on November 12, 1990. The Oppenheimer Strategic Bond Fund and the Oppenheimer Growth Fund commenced operations on May 3, 1993 and April 3, 1985, respectively.

                                   TABLE III
                                   MML FUNDS
                       ANNUALIZED ONE YEAR TOTAL RETURNS

----------------------------------------------------------------------------------------------------------
          For the          MML Equity          MML Money           MML Managed          MML Blend
        Year Ended            Fund            Market Fund           Bond Fund              Fund
----------------------------------------------------------------------------------------------------------
           1996               20.25%               5.01%              3.25%              13.95%
           1995               31.13%               5.58%             19.14%              23.28%
           1994                4.10%               2.75%             (3.76)%              2.48%
           1993                9.52%               2.75%              1.81%               9.70%
           1992               10.48%               3.48%              7.31%               9.36%
           1991               25.56%               6.01%             16.66%              24.00%
           1990               (0.51)%              8.12%              8.38%               2.37%
           1989               23.04%               9.16%             12.83%              19.96%
           1988               16.68%               7.39%              7.13%              13.40%
           1987                2.10%               6.49%              2.60%               3.12%
           1986               20.15%               6.60%             14.46%              18.30%
           1985               30.54%               8.03%             19.94%              24.88%
           1984                5.40%              10.39%             11.69%               8.24%*
           1983               22.85%               8.97%              7.26%                --
           1982               25.67%              11.12%*            22.79%*               --
           1981                6.67%               --                 --                   --
           1980               27.62%               --                 --                   --
           1979               19.54%               --                 --                   --
           1978                3.71%               --                 --                   --
           1977               (0.52)%              --                 --                   --
           1976               24.77%               --                 --                   --
           1975               32.85%               --                 --                   --
           1974              (17.61)%*             --                 --                   --
----------------------------------------------------------------------------------------------------------

*The figures shown are from inception of the Funds. The MML Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available). The MML Money Market and MML Managed Bond Funds received initial funding on December 16, 1981. The MML Blend Fund received initial funding on February 3, 1984.

                                   TABLE IV
                            OPPENHEIMER TRUST FUNDS
                       ANNUALIZED ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------------------------
                                                         Oppenheimer
                                      Oppenheimer          Capital           Oppenheimer
     For the        Oppenheimer        Strategic        Appreciation            Global
    Year Ended      Growth Fund        Bond Fund            Fund              Securities
--------------------------------------------------------------------------------------------------
       1996             25.20%            12.07%            20.16%            17.80%
       1995             36.65%            15.33%            32.52%             2.24%
       1994               .98%            (5.85)%           (7.50)%           (5.72)%
       1993              7.25%             4.25%*           27.32%            70.32%
       1992             14.53%               --             15.42%            (7.11)%
       1991             25.54%               --             54.72%             3.39%
       1990             (8.21)%              --            (16.32)%            0.40%*
       1989             23.59%               --             27.39%               --
       1988             22.09%               --             13.41%               --
       1987              3.32%               --             14.34%               --
       1986             17.76%               --             (1.65)%*             --
       1985              9.50%*              --                --                --
--------------------------------------------------------------------------------------------------

*The figures shown are from inception of the Oppenheimer Funds. The Capital Appreciation Fund commenced operations on August 15, 1986. The Global Securities Fund commenced operations on November 12, 1990. The Strategic Bond Fund and the Growth Fund commenced operations on May 3, 1993 and April 3, 1985, respectively.

Performance Illustration

The following tables show how the actual investment performance of the Funds would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued for a Selected Face Amount of $100,000 and Issue Age 35 male, using Death Benefit Option 1, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Division corresponding with the particular Fund illustrated. One set of figures reflects the current schedule of charges; the other set of figures reflects guaranteed mortality and expense charges and current fund level charges.

                                    TABLE V
                                MML EQUITY FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1974                 $ 1,200                    0             $100,000                     0             $100,000
         1975                   2,400              $ 1,181              100,000               $ 1,059              100,000
         1976                   3,600                2,663              100,000                 2,452              100,000
         1977                   4,800                3,388              100,000                 3,121              100,000
         1978                   6,000                4,297              100,000                 3,959              100,000
         1979                   7,200                6,254              100,000                 5,777              100,000
         1980                   8,400                9,184              100,000                 8,486              100,000
         1981                   9,600               10,612              100,000                 9,775              100,000
         1982                  10,800               14,371              100,000                13,206              100,000
         1983                  12,000               18,584              100,000                17,022              100,000
         1984                  13,200               20,187              100,000                18,406              100,000
         1985                  14,400               27,197              100,000                24,704              100,000
         1986                  15,600               33,378              100,000                30,194              100,000
         1987                  16,800               34,575              100,000                31,137              100,000
         1988                  18,000               40,941              100,000                36,712              100,000
         1989                  19,200               50,844              115,417                45,436              103,140
         1990                  20,400               50,785              112,235                45,253              100,009
         1991                  21,600               64,023              137,648                56,870              122,270
         1992                  22,800               70,700              147,763                62,553              130,737
         1993                  24,000               77,263              157,616                68,047              138,816
         1994                  25,200               80,191              159,581                70,218              139,734
         1995                  26,400              104,736              203,188                91,188              176,904
         1996                  27,600              124,958              236,171               108,161              204,425
---------------------------------------------------------------------------------------------------------------------------------

                                   TABLE VI
                             MML MONEY MARKET FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1982                  $ 1,200              $   170             $100,000            $      115             $100,000
         1983                    2,400                1,096              100,000                   982              100,000
         1984                    3,600                2,146              100,000                 1,965              100,000
         1985                    4,800                3,209              100,000                 2,955              100,000
         1986                    6,000                4,255              100,000                 3,922              100,000
         1987                    7,200                5,421              100,000                 5,000              100,000
         1988                    8,400                6,695              100,000                 6,166              100,000
         1989                    9,600                8,163              100,000                 7,501              100,000
         1990                   10,800                9,617              100,000                 8,807              100,000
         1991                   12,000               10,910              100,000                 9,949              100,000
         1992                   13,200               11,864              100,000                10,760              100,000
         1993                   14,400               12,719              100,000                11,468              100,000
         1994                   15,600               13,714              100,000                12,291              100,000
         1995                   16,800               14,964              100,000                13,330              100,000
         1996                   18,000               16,151              100,000                14,295              100,000
---------------------------------------------------------------------------------------------------------------------------------

                                   TABLE VII
                                MML BLEND FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1984                 $ 1,200              $   142              $100,000           $       87              $100,000
         1985                   2,400                1,364               100,000                1,237               100,000
         1986                   3,600                2,688               100,000                2,480               100,000
         1987                   4,800                3,575               100,000                3,302               100,000
         1988                   6,000                5,007               100,000                4,632               100,000
         1989                   7,200                7,130               100,000                6,604               100,000
         1990                   8,400                8,088               100,000                7,470               100,000
         1991                   9,600               11,107               100,000               10,244               100,000
         1992                  10,800               12,954               100,000               11,905               100,000
         1993                  12,000               14,971               100,000               13,706               100,000
         1994                  13,200               15,907               100,000               14,489               100,000
         1995                  14,400               20,370               100,000               18,474               100,000
         1996                  15,600               23,834               100,000               21,517               100,000
---------------------------------------------------------------------------------------------------------------------------------

                                  TABLE VIII
                             MML MANAGED BOND FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1982                  $ 1,200              $   285             $100,000             $     226             $100,000
         1983                    2,400                1,186              100,000                 1,069              100,000
         1984                    3,600                2,283              100,000                 2,097              100,000
         1985                    4,800                3,840              100,000                 3,554              100,000
         1986                    6,000                5,366              100,000                 4,972              100,000
         1987                    7,200                6,327              100,000                 5,854              100,000
         1988                    8,400                7,646              100,000                 7,059              100,000
         1989                    9,600                9,536              100,000                 8,784              100,000
         1990                   10,800               11,129              100,000                10,216              100,000
         1991                   12,000               13,834              100,000                12,654              100,000
         1992                   13,200               15,465              100,000                14,076              100,000
         1993                   14,400               17,923              100,000                16,235              100,000
         1994                   15,600               17,686              100,000                15,930              100,000
         1995                   16,800               21,694              100,000                19,444              100,000
         1996                   18,000               22,841              100,000                20,360              100,000
---------------------------------------------------------------------------------------------------------------------------------


                                   TABLE IX
                            OPPENHEIMER GROWTH FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1986                  $ 1,200              $   235             $100,000             $     178             $100,000
         1987                    2,400                1,055              100,000                   944              100,000
         1988                    3,600                2,432              100,000                 2,237              100,000
         1989                    4,800                4,171              100,000                 3,866              100,000
         1990                    6,000                4,402              100,000                 4,064              100,000
         1991                    7,200                6,749              100,000                 6,248              100,000
         1992                    8,400                8,718              100,000                 8,059              100,000
         1993                    9,600               10,174              100,000                 9,377              100,000
         1994                   10,800               10,964              100,000                10,064              100,000
         1995                   12,000               16,090              100,000                14,732              100,000
         1996                   13,200               20,974              100,000                19,128              100,000
---------------------------------------------------------------------------------------------------------------------------------

                                    TABLE X
                     OPPENHEIMER CAPITAL APPRECIATION FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1987                  $ 1,200            $     202             $100,000             $     145             $100,000
         1988                    2,400                1,216              100,000                 1,097              100,000
         1989                    3,600                2,785              100,000                 2,573              100,000
         1990                    4,800                2,791              100,000                 2,562              100,000
         1991                    6,000                6,004              100,000                 5,572              100,000
         1992                    7,200                7,972              100,000                 7,397              100,000
         1993                    8,400               11,345              100,000                10,516              100,000
         1994                    9,600               11,094              100,000                10,239              100,000
         1995                   10,800               15,833              100,000                14,579              100,000
         1996                   12,000               19,920              100,000                18,280              100,000
---------------------------------------------------------------------------------------------------------------------------------


                                   TABLE XI
                      OPPENHEIMER GLOBAL SECURITIES FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                               Using Current Schedule of Charges        Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1990                   $1,200             $     65             $100,000              $     13             $100,000
         1991                    2,400                  881              100,000                   776              100,000
         1992                    3,600                1,448              100,000                 1,301              100,000
         1993                    4,800                4,471              100,000                 4,146              100,000
         1994                    6,000                4,832              100,000                 4,464              100,000
         1995                    7,200                5,756              100,000                 5,313              100,000
         1996                    8,400                7,823              100,000                 7,218              100,000
---------------------------------------------------------------------------------------------------------------------------------

                                   TABLE XII
                        OPPENHEIMER STRATEGIC BOND FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Using Guaranteed Mortality and Expense
                                                Using Current Schedule of Charges       Charges and Current Fund Level Charges
---------------------------------------------------------------------------------------------------------------------------------
                                                    Cash                                      Cash
    Calendar Year          Total Annual          Surrender              Death               Surrender              Death
                             Premiums              Value               Benefit                Value               Benefit
---------------------------------------------------------------------------------------------------------------------------------
         1993                   $1,200            $     103             $100,000              $     50             $100,000
         1994                    2,400                  751              100,000                   652              100,000
         1995                    3,600                1,891              100,000                 1,721              100,000
         1996                    4,800                3,082              100,000                 2,833              100,000
---------------------------------------------------------------------------------------------------------------------------------

These illustrations are not indicative of future performance. They assume the Policies were issued based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and no transaction charges incurred. Further, they assume that Death Benefit Option 1 was selected. The Cash Surrender Values shown reflect all Deductions from Premiums, Charges, Surrender Charges, and Mortality and Expense Risk Charges.

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. APPENDIX A also describes, in more detail, the assumptions underlying these illustrations.

III. DETAILED INFORMATION
ABOUT THE POLICY

Availability Of Policy

Individuals wishing to purchase a Policy must send a completed application to MassMutual's Home Office. Under our current rules, the minimum Selected Face Amount of a Policy is $50,000. The Policy can be issued for Insureds with Issue Ages 0 through 80. Before issuing a Policy, however, MassMutual will require satisfactory evidence of insurability, which may include a medical examination.

The Policy is available to Policyowners who are purchasing a Policy in connection with employee benefit plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market").

Unisex Policies

Policies issued in states requiring "unisex" policies (currently Montana; MassMutual has retained "unisex" rates in Massachusetts where they were previously required) provide for policy values which do not vary by the sex of the Insured. In addition, Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the insured. Thus, references in this Prospectus to sex-distinct policy values which vary by the sex of the Insured are not applicable to Policies issued in Montana or Massachusetts, or issued in conjunction with employee benefit plans. Illustrations showing the effect of these unisex rates on premiums, Cash Surrender Values, and Death Benefits are available from MassMutual on request.

Death Benefit

As long as the Policy remains in force, MassMutual will, upon due proof of the Insured's death, pay the Death Benefit of the Policy to the named Beneficiary. Although MassMutual will normally pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, the Company may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options set forth in the Policy.

The Death Benefit is the amount of the benefit provided under Death Benefit Option 1 or Death Benefit Option 2, whichever is in effect on the date of the Insured's death, less any outstanding Policy Debt and less any unpaid Monthly Deduction.

Death Benefit Options. The Policyowner may choose one of two Death Benefit
Options: Option 1 (a level amount option) and Option 2 (a variable amount option). The Policyowner designates the Death Benefit Option in the application and may subsequently change the option subject to certain restrictions described in CHANGES IN THE DEATH BENEFIT OPTION.

Options 1 and 2 provide the following benefits:

Option 1 - Under Option 1, the Account Value is included in the Selected Face Amount. The benefit provided under Option 1 is the greater of: (a) the Selected Face Amount on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Option 2 - Under Option 2, the Account Value is not included in the Selected Face Amount. The benefit provided under Option 2 is the greater of: (a) the Selected Face Amount plus the Account Value on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Minimum Face Amount. In order to qualify as life insurance under current federal tax laws, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. This applicable percentage depends on the sex, smoking classification and Attained Age of the Insured. The applicable percentages are set forth in the Policy.

The following examples illustrate how changes in the Account Value may affect the Death Benefits under Options 1 and 2.

Example I

Assume that the Policyowner has selected Option 1 with a Selected Face Amount of $100,000 and that the Account Value equals $5,000. The Death Benefit in this case is $100,000. If the Account Value increases to $8,000, the Death Benefit remains at $100,000. If the Account Value decreases to $3,000, the Death Benefit still remains at $100,000.

Under Option 1, the Death Benefit will remain at the Selected Face Amount, in this example $100,000, until the applicable percentage of the Account Value exceeds the Selected Face Amount.

Example II

Assume the Policyowner has selected Option 2 with a Selected Face Amount of $100,000 and the Account Value is equal to $5,000. The Death Benefit in this case is $105,000 (Selected Face Amount plus Account Value). If the Account Value increases to $8,000, the Death Benefit will increase to $108,000. If the Account Value decreases to $3,000, the Death Benefit will decrease to $103,000.

Under Option 2, the Death Benefit will be the Selected Face Amount plus the Account Value (only if greater than $0.00), until the Minimum Face Amount exceeds the sum of the Selected Face Amount plus the Account Value.

If the Policyowner seeks to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Policyowner should choose Option 2. If a Policyowner is satisfied with the amount of the Insured's existing insurance coverage and instead seeks to have premium payments and investment performance reflected to the maximum extent in the Policy's Account Value, the Policyowner should choose Option 1.

Changes in Death Benefit Option. After the first Policy Year, the Policyowner may change the Death Benefit Option. A change from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. A change from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MassMutual. In addition, a charge of $75 will be deducted from the Account Value on the effective date of the change. (MassMutual currently does not charge the $75 fee for this change, but it reserves the right to do so.) This charge will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each Division(s) and the GPA. The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80. The effective date of any change will be the Monthly Calculation Date on or which next follows the date MassMutual approves the change.

A change in the Death Benefit Option will not in and of itself result in an immediate change in the amount of a Policy's Death Benefit. For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the Account Value on the effective date of the change. For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of Account Value on the effective date of the change. This change will not be permitted if it would reduce the Selected Face Amount below $50,000.

An increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option will affect the Monthly Charges, as the monthly mortality charge depends on the Selected Face Amount. The charge for certain additional benefits may also be affected. The Surrender Charge, however, will not be affected by an increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option.

Changes in Selected Face Amount. The Policyowner may request an increase or decrease in the Selected Face Amount subject to the approval of MassMutual. Any request for an increase or decrease must be submitted in writing to MassMutual's Home Office. It will become effective on the Monthly Calculation Date on or which next follows MassMutual's acceptance of the request.

Increases in Selected Face Amount. For an increase in the Selected Face Amount, MassMutual requires satisfactory evidence of insurability. An increase may not be less than $15,000, and no increase will be permitted after Attained Age 80. To cover the cost of processing the request, a charge of $75 will be deducted from the Account Value on the effective date of the increase in the Selected Face Amount. The charge will be deducted from the Divisions of the Separate Account and the GPA in proportion to the non-loaned value in each Division(s) and the GPA.

Decreases in Selected Face Amount. Decreases in coverage are allowed after the first Policy Year, although MassMutual believes such decreases generally are not in the best interests of a Policyowner. A decrease will not generally be permitted if the Death Benefit Option amount would fall below $50,000. No processing charge is applied to decreases in coverage.

A decrease may result in the imposition of Surrender Charges. (For a discussion of the Surrender Charges associated with a decrease, see Surrender Charges). Any Surrender Charge applicable to a decrease will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values in each.

For purpose of determining Surrender Charges and mortality charges, a decrease will reduce the Selected Face Amount in the following order: (a) the Selected Face Amount provided by the most recent increase; (b) the Selected Face Amounts provided by the next most recent increases successively; and finally (c) the initial Selected Face Amount.

A decrease may result in the Policy becoming a "modified endowment contract" (See Policy Proceeds, Premiums and Loans.)

Premiums

Subject to certain limitations, the Policyowner has flexibility in determining the frequency and amount of premium payments.

Premium Flexibility

Unlike traditional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Instead, MassMutual requires a Policyowner to pay a minimum initial premium at the time of application or at any time before delivery of the Policy. After the first premium has been paid, subject to certain limitations, premiums may be paid in any amount and at any interval.

The minimum initial premium depends on the planned frequency of premium payments, and the Issue Age, sex, and rating class of the Insured, as well as the initial Death Benefit Option and Selected Face Amount of the Policy.

Planned Annual Premium

When applying for a Policy, the Policyowner will select a planned annual premium and payment frequency (annual, semiannual, quarterly, or monthly). The planned annual premium is shown on the schedule page of the Policy. MassMutual will send premium notices for the planned premium according to the amount and frequency selected. The Policyowner may change the amount and frequency of planned premiums at any time by sending written notice to MassMutual's Home Office.

A Policyowner may elect to pay premiums by means of a pre-authorized check procedure called MassMutual Monthly ("Triple M"). Under Triple M, premium payments are deducted automatically on a monthly basis from a designated bank account. A Policyowner does not receive a "bill" for these payments, and confirmation of payments is provided in the Policy's quarterly statement.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay the Monthly Charges and the grace period expires without sufficient payment.

Premium Limitations

The minimum premium payment is $10. The maximum premium which may be paid in any Policy Year without evidence of insurability is the greater of: (a) the premium which will not increase the net amount at risk under the Policy; (b) twice the Policy's basic premium plus $100; (c) the annual premium paid in the preceding Policy Year; and (d) the minimum annual premium under a Death Benefit Guarantee Rider, if part of the Policy. Premium payments should be sent either to MassMutual's Home Office or to the address indicated on the billing notice.

Allocation of Net Premium Payments. The Net Premium equals the premium paid less the Premium Expense Charge. (See, Deductions from Premiums.) In the Application, the Policyowner indicates how Net Premiums are to be allocated among the Divisions and the GPA. The allocation percentages must be in whole numbers and the sum of the allocation percentages must equal 100%. During the Free Look Provision, New Premiums are allocated as requested by the Policyowner. (See, Free Look Provision.)

The allocation percentages may be changed without charge at any time by providing written notice to MassMutual's Home Office.

Transfers

By written request, the Policyowner may transfer all or part of the Variable Value of a Division of the Separate Account to any other Division or to the GPA. Although MassMutual currently imposes no limitation of the right of the Insured to make transfers, we reserve the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. Any limitation would not apply to a transfer of all funds in the Separate Account to the GPA and to automated transfers made in connection with any program MassMutual has in place.

Transfers of values from the GPA to the Separate Account are limited to one each Policy Year. Any transfer from the GPA cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Any transfer is effective on the Valuation Date on next or following the date we receive a written request in good order at our Home Office. There are no charges for transfers.

Dollar Cost Averaging

The Policyowner may specify a specific dollar amount to be periodically transferred from any Division of the Separate Account to any combination of Divisions and the GPA. Once elected, these transfers occur automatically. The Policyowner will specify the specific dollar amounts to be transferred and the Division to transfer money from, the Division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to MassMutual rules), the frequency of transfers, which may be either monthly, quarterly, semiannually or annually, and the amount of time that such dollar cost averaging will continue. The minimum allowable transfer to any Division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the Account Value in the Division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield the Policyowner's investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division with each transfer, more units are purchased in a Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

MassMutual will make all Dollar Cost Averaging transfers either on the day of each calendar month specified by the Policyowner, or on the next Business Day. The Policyowner may specify any day of the month up through the 28th day. In order to process a Dollar Cost Averaging transfer, MassMutual must have received a request in writing no later than one week prior to the date Dollar Cost Averaging transfers are to commence.

The Dollar Cost Averaging option can be started, changed or canceled at any time; however, we must be given seven business days notice to change any transfer arrangement. If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro rata basis to all the designated Divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Lapse And Reinstatement

Policy Lapse

This Policy does not lapse for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if the Account Value less any Policy Debt is not enough to cover the Monthly Charges on a Monthly Calculation Date, the Policy will enter a 61-day grace period.

At the beginning of the grace period, MassMutual will mail a notice, to the Policyowner's last known address, stating the amount of premium needed to cover the shortfall in Account Value. During the grace period, the Policy remains in force. If the required premium is not paid within 61 days after the Monthly Calculation Date (or, if later, within 30 days after we mail the written notice), the Policy terminates without value.

Reinstatement Option

For a period of five years after a Policy terminates, the Policyowner can request that We reinstate the Policy during the lifetime of the Insured. The Policy cannot be reinstated if it has been surrendered for its Cash Surrender Value. Please note that a termination or reinstatement may cause the Policy to become a modified endowment contract. (See, Modified Endowment Contracts.)

Before We will reinstate the Policy, We must receive the following:

(a) Evidence of insurability satisfactory to MassMutual;

(b) A premium payment at least equal to the amount necessary to produce an Account Value equal to three times the Monthly Charges on the Monthly Calculation Date on or next following the date of reinstatement; and

(c) Where applicable, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Charges And Deductions

Charges will be deducted in connection with the Policy to compensate MassMutual for: (a) providing the insurance benefits under the Policy (including any riders); (b) administering the Policy; (c) assuming certain risks in connection with the Policy (including any riders); and (d) expenses incurred in distributing the Policy.

Deductions from Premiums

MassMutual deducts a Sales Charge and a Premium Tax Charge from each Premium Payment. The total of these charges is called the Premium Expense Charge. The amount remaining after MassMutual has deducted the Premium Expense Charge is referred to as the Net Premium. The Net Premium is allocated to the Division(s) and the GPA according to the allocation instructions of the Policyowner.

Sales Charge. A Sales Charge of 2.0% of each premium payment made will be deducted to partially compensate MassMutual for the expenses relating to the distribution of the Policy, including commissions, advertising, and the printing of the prospectuses and sales literature. MassMutual currently intends to waive this charge after Policy Year 20; however, MassMutual reserves the right not to waive the charge, or to reimpose it once it has been waived.

Premium Tax Charge. A Premium Tax Charge of 2.0% of each premium payment will be deducted to pay applicable state and local premium taxes. The Premium Tax Charge is intended to compensate MassMutual for taxes imposed by various states and local jurisdictions on MassMutual's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the contract is written. MassMutual does not expect to make a profit from this charge. MassMutual currently intends to waive this charge after Policy Year 20; however, MassMutual reserves the right not to waive the charge, or to reimpose it once it has been waived.

Monthly Charges

Charges will be deducted from the Account Value on each Monthly Calculation Date. The Monthly Charge consists of: (a) an administrative charge; (b) a mortality charge; and (c) a rider charge for any additional benefits provided by rider. The Monthly Charges will be deducted from the Division(s) of the Separate Account and the GPA in proportion to the non-loaned values in the Division(s) and the GPA.

Administrative Charge. This monthly charge is currently $6. This charge reimburses MassMutual for expenses incurred in administering the Policy, such as processing claims, maintaining records and communicating with Policyowners. This charge is not designed to make a profit. MassMutual reserves the right to change this charge in the future, but guarantees it will never exceed $9 per month.

Mortality Charge. The mortality charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly mortality charge rate for that Policy month. The amount at risk is determined on the first day of the Policy month and is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Monthly mortality rates will be based on the sex, Issue Age, and rate class of the Insured, and the length of time the Policy has been in force. The actual monthly mortality rates will be based on MassMutual's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed mortality rates set forth in the Policy. These guaranteed rates are based on the 1980 Standard Commissioners Standard Ordinary (CSO) Mortality Tables, and the sex, Attained Age, and rate class of the Insured. For standard rate classes, these will not exceed the rates contained in the 1980 CSO Tables.

The rate class of an Insured will affect the monthly mortality rates. MassMutual currently places Insureds into the following three standard rate classes:
Preferred Nonsmoker, Nonsmoker, and Smoker; as well as substandard rate classes involving a higher mortality risk. In an otherwise identical Policy, the monthly mortality rate is generally higher for smokers than for nonsmokers and higher for nonsmokers than for preferred nonsmokers.

Rider Charge. The Monthly Charge will include charges for any additional benefits provided by Rider.

Daily Charges Against
The Separate Account

Mortality and Expense Risk Charge. MassMutual assesses a daily charge against net asset value of the Separate Account for the mortality and expense risks it assumes. Currently, the charge is at the rate of 0.55% on an annual basis. MassMutual reserves the right to increase the charge rate, up to a maximum equivalent annual rate of 0.90%. This charge is not deducted from the assets in the GPA.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money MassMutual collects from this charge is not needed to cover death benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

Charges for Federal Taxes. MassMutual does not currently make any charge against the Separate Account for federal income taxes attributable to them. We may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account.

Investment Management Fee and Other Expenses. Because the Divisions of the Separate Account purchase shares of either MML Trust or Oppenheimer Trust, the value of Accumulation Units of the Divisions will reflect the investment management fee and other expenses incurred by MML Trust and Oppenheimer Trust. The Prospectuses of MML Trust and Oppenheimer Trust contain additional information concerning such fees and expenses.

Surrender Charges

General. The Surrender Charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge will be imposed by MassMutual during the first 10 Policy Years, and during the first 10 Policy Years following any requested increase in the Selected Face Amount if the Policyowner surrenders the Policy or decreases the Selected Face Amount. The Sales Load Surrender Charge will be imposed by MassMutual for the first 15 Policy Years, and during the first 15 years following any requested increase in the Selected Face Amount if the Policyowner surrenders or decreases the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses MassMutual for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records. It is not designed to generate a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000


      Age 25            Age 40           Age 55
       $6.26             $9.91           $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five years in accordance with the percentages set forth in the Policy.

Surrender Charges are calculated separately for the initial Selected Face Amount and for each increase in the Selected Face Amount. Premiums are allocated to the original Selected Face Amount and any subsequent increases in Selected Face Amount in proportion to the respective guideline annual premiums.

Surrender Charge Upon Decrease in Selected Face Amount. A Surrender Charge may be deducted on a decrease in the Selected Face Amount. In the event of a decrease in Selected Face Amount, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in the Selected Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Selected Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (pursuant to one or more increases in the Selected Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the initial Selected Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Selected Face Amount, a proportionate share of the Surrender Charge for that increase or for the initial Selected Face Amount will be deducted from the Account Value.

Other Charges

Withdrawal Fee. For each Withdrawal, a charge of $25 (or 2% of the amount withdrawn, if less) will be deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy. MassMutual does not anticipate making a profit on this fee.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the Policy. MassMutual does not expect to make a profit on this charge.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value. (MassMutual currently does not charge the $75 fee for this change, but it reserves the right to do so.) The charge is designed to reimburse MassMutual for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the Policy. MassMutual does not expect to make a profit on this charge.

Account Value And Cash
Surrender Value

Account Value. The Account Value of the Policy is the sum of all Net Premium payments adjusted by periodic charges and credits and by Withdrawals. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated among the Divisions and the GPA according to the allocation requested in the Application.

Investment Return.  The investment return of a Policy is based on:

(a) The Account Value held in each Division of the Separate Account for that Policy;

(b) The investment experience of each Division as measured by its actual net rate of return; and

(c) The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases and decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges assessed against assets of the Division. The investment experience is determined each day on which the net asset value of the underlying Fund is determined - that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be fully surrendered for its Cash Surrender Value at any time during the life of the Insured. The Cash Surrender Value is equal to the Account Value less any applicable Surrender Charges and less any Policy Debt.

A Policyowner may surrender a Policy by sending a written request together with the Policy to MassMutual's Home Office. The proceeds will be determined as of the end of the Valuation Period during which the request for surrender is received.

Withdrawals. After the first Policy Year, the Policyowner may, subject to certain restrictions, withdraw up to 75% of the Cash Surrender Value. For each Withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. The minimum amount of a partial Withdrawal is $100 (before deducting the Withdrawal fee). We reserve the right to prohibit Withdrawals that would cause Selected Face Amount to be reduced to an amount less than $25,000. The Policyowner specifies the GPA or the Division(s) of the Separate Account from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of the Division or GPA. If Death Benefit Option 1 is in effect, MassMutual will reduce the Selected Face Amount by the amount of the Withdrawal unless satisfactory evidence of insurability is provided. A Surrender Charge is not assessed for a Withdrawal.

Policy Loan Privilege

General. After the first Policy Year (or sooner if required by law), the Policyowner may obtain a loan from the Policy by sending a written request in a form satisfactory to us. The maximum amount that can be borrowed at any time is 90% (unless a greater amount is required by law) of the Policy's Account Value less any Surrender Charge, reduced by any outstanding Policy Debt. The Policy must be assigned to MassMutual as collateral for the loan.

Source of Loan. The loan amount requested is taken from Divisions of the Separate Account and the GPA in proportion to the non-loaned Account Value of each Division and the GPA on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (ii) trading is restricted; or (iii) the SEC determines that a state of emergency exists; or (iv) during any period in which the Securities and Exchange Commission permits MassMutual to delay payment for the protection of our Policyowners.

Whenever total Policy Debt (which includes accrued interest) exceeds the Account Value less Surrender Charges, MassMutual will send a notice to the Policyowner. This notice will state the amount necessary to bring the Policy Debt back within the limit. If we do not receive payment of that amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Interest Charged. At time of Application, the Policyowner may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. MassMutual each year will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service, Inc., or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 4%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any loan repayment will first be allocated to the GPA until the Policyowner has repaid all loan amounts that originated from the GPA. Any additional loan repayments will be allocated according to the premium allocation factors in effect.

Any outstanding Policy Debt will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MassMutual, equal to the greater of 3% and Policy loan rate less not more than 2%. (The current rate is .90%.)

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Surrender of a Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans.)

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after MassMutual mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing Part I of the Application, whichever is latest. The Policyowner may cancel increases in the Selected Face Amount under the same time limitations.

The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual's Home Office or to the agent who sold the Policy or to one of our agency offices. If the Policy is canceled in this fashion, a refund will be made to the Policyowner. The refund equals the sum of: (i) the difference between the premiums paid and the amounts allocated to any Division(s) of the Separate Account and the GPA under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Division(s) and the GPA; and (iii) the value of amounts allocated to the Division(s) or the GPA on the date we receive the returned Policy. For canceled increases in the Selected Face Amount, the refund equals the sum of: (i) the difference between the premiums paid attributable to the increase and the amounts allocated to any Division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions and any other charges imposed on amounts attributable to the increase allocated to the Division(s) and the GPA; and (iii) the value on the day we receive the returned Policy of any amounts attributable to the increase allocated to the Division(s) for the GPA. If state law does not authorize the calculation above, the refund equals the total of all premiums paid for the Policy or increase, reduced by any amounts borrowed or withdrawn.

The Guaranteed
Principal Account

A Policyowner may allocate some or all of the Net Premium and transfer some or all of the Account Value, to the Guaranteed Principal Account ("GPA"). Because of exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts allocated to the Guaranteed Principal Account become part of the General Account of MassMutual, which consists of all assets owned by MassMutual other than those in the Separate Account and other separate accounts of MassMutual. Subject to applicable law, MassMutual has sole discretion over the investment of the assets of its General Account.

The Policyowner may allocate some or all of the Net Premium to the Guaranteed Principal Account. MassMutual guarantees that those amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge will not be greater than 2% per year. Such interest will be paid regardless of the actual investment experience of the GPA. Although MassMutual is not obligated to credit interest at a rate higher than the guaranteed minimum, it may declare a higher rate applicable for such periods as it deems appropriate.

Federal Income Tax
Considerations

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policy, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on federal and state tax law considerations, a qualified tax adviser should be consulted. No attempt is made herein to consider any applicable state or other tax laws.

MassMutual's Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Value. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policy. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policy. The reserve items taken into account at the close of the taxable year for purposes of determining net increases and net decreases must be adjusted for tax purposes by subtracting an amount attributable to appreciation in the value of assets and by adding any amount attributable to depreciation. MassMutual's basis in the Policy's share of the assets underlying the Separate Account will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate-level capital gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current laws, MassMutual may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value, the Policyowner may recognize ordinary income for federal income tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any Surrender Charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. Where the provisions of Code Section 7702(f) do not cause a taxable event, a withdrawal is taxable only to the extent that it exceeds the Policyowner's unrecovered premiums. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. MassMutual suggests that you consult with your tax adviser in advance of a proposed decrease in Selected Face Amount or withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of income in the Policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax-deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date-of-death cash surrender value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MassMutual cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax adviser should be consulted.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax adviser should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan, collateral assignment, or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans, collateral assignments, and distributions from any one such Policy are taxable to the extent of the income accumulated in all the Policies required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax adviser. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Fund's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of a Fund as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concern-ing the extent to which Policyowners may direct their investments to particular Divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that, if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

Reservation Of Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 .     Create new Divisions of the Separate Account;

 .     Create new Separate Accounts;

 .     Combine any two or more Separate Accounts;

 .     Make available additional Divisions of the Separate Account investing in additional investment companies;

 .     Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .     Operate the Separate Account as a management investment company under the
      Investment Company Act of 1940 or in any other form permitted by law; and

 .     De-register the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

Additional Provisions
Of The Policy

Additional Benefits You Can Get by Rider

The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, MassMutual will apply a premium payment to the Policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, a Specified Monthly Amount is selected by the Policyowner. In the event of the Insured's total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of:
(a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. No benefit is provided under this rider if the Insured dies before his or her first birthday or after Attained Age 70.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the Policy will not terminate when the Account Value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a) is the sum of all premiums paid, minus any withdrawals, and minus any Policy Debt; and

(b) is the sum of Minimum Monthly Premiums, for this rider since the Policy
Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Policy's Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Policy premium requirement has not been met, the Policyowner will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the Policy premium requirement as of that date; plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when MassMutual receives proof, satisfactory to Us, the insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy. Interest is not charged on the Lien.

Right to Exchange Insured Endorsement. Upon request, the Policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the Policy may be exchanged for a new Policy on the life of a new Insured, subject to certain conditions and satisfactory evidence of insurability.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect following receipt by MassMutual of a written request.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. The Policyowner names the Beneficiary in the application for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable Beneficiary. An irrevocable Beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable Beneficiary is needed to exercise any Policy right except the right to:

     Change the frequency of Planned Premiums;

     Change the premium payment plan; and

     Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Policyowner or, if deceased, to the Policyowner's estate.

Assignment

The Policy may be assigned as collateral for a loan or other obligation. For any assignment to be binding on MassMutual, however, We must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Limits on Our Right to
Challenge the Policy

Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, We must bring legal action to contest that increase within two years after the effective date of the increase or within two years after the Issue Date of the Insurability Protection Rider, if the increase is provided by that rider.

Error of Age or Sex

If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent Monthly Charge for the correct date of birth and correct sex.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or less where required by law), the amount payable to the Beneficiary will be limited to premiums paid, less any withdrawals and Policy Debt. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Selected Face Amount, the death benefit for that increase will be limited to the amount of the Monthly Charges for that increase.

When We Pay Proceeds

If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds, or the Death Benefit are made within 7 days after we receive all required documents in a form satisfactory to us at our Home Office. But we can delay payment of the Cash Surrender Value or any withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that: it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or the SEC, by order, permits us to delay payment in order to protect our policyowners.

In addition, a premium payment is not available to satisfy a surrender request until the check, or other instrument by which the premium payment was made, has been honored.

We may delay paying any Cash Surrender Value, any withdrawal, or any loan proceeds based on the GPA for up to 6 months from the date the request is received at our Home Office.

We can delay payment of the entire if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

If payment of a Cash Surrender or withdrawal is delayed for 30 days or more, we add interest to the date of payment at the same rate as is paid under the interest payment option. Interest is paid on the Death Benefit from the date of death to the date of payment.

Payment Options

The Policy proceeds can be paid in cash, or if elected, all or part of these proceeds can be placed under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the rate We credit interest to the unpaid balance. This interest rate will not be less than 2.5% per year.

Interest Payment Option. We hold amounts under this option and pay interest on the unpaid balance of at least 2.5% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .   Payments for life only;

 .   Payments guaranteed for five, ten or twenty years; and

 .   Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .   Payments guaranteed for 10 years; and

 .   Payments for two lives only. No specific number of payments is guaranteed.
    Under this option there may be one payment if the two named persons die prior to the second payment.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights Under Payment Options. If provided in the payment option election, all or part of the unpaid balance under the Fixed Amount or Interest payment option may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Records And Reports

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual. Each year within 30 days after the Policy Anniversary, MassMutual will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from the Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the Policy pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MassMutual and the Separate Account are parities. MML Investors Services, Inc. ("MMLISI"), also located at 1414 Main Street, Springfield, MA 01144-1013, serves as the co-underwriter of the Policy. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD").

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). MassMutual sells the Policy through agents who are licensed by state insurance officials to sell the Policy. These agents are also registered representatives of selling brokers or of MMLISI.

When an application for a Policy is completed, it is submitted to MassMutual. MassMutual performs suitability and insurance underwriting and determines whether to accept or reject the application for the Policy and the Insured's risk classifica-tion. If the Application is not accepted, MassMutual will refund any premium that has been paid.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters of the Policy. Compensation paid to MML Distributors and MMLISI during 1996 totaled $4,653. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Policy. During 1996 such payments amounted to $2,349,699.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Commission Schedule

Writing agents will receive commissions based on a commission schedule and rules. Some commissions are paid as a percentage of the premium payable in each Policy Year. The maximum commission percentages are as follows:

For Policy Year 1, 50% for basic premium and 2% for amount paid above basic premium; for Policy Years 2 through 10, 6.5% of basic premium and 2% for amounts paid above basic premium, and 2% for basic premium and amounts above basic premium for Policy Years 11 and after.

Basic premium is an amount established by MassMutual for the purposes of determining commissions payable on a Policy.

Agents under financing agreements with a general agent of MassMutual may be compensated differently. Agents who meet certain productivity and persistency standards in selling MassMutual policies are eligible for additional compensation.

General agents and brokers receive commissions based on different schedules and rules.

Bonding Arrangement

An insurance company blanket bond is maintained providing $25,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $25,000,000 for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Directors And Executive Vice
Presidents Of MassMutual

Directors:

Roger G. Ackerman, Director
    Chairman and Chief Executive Officer, Corning, Inc., since 1996, President and Chief Operating Officer 1990-1996, One Riverfront Plaza - HQE 2, Corning NY 14831.

James R. Birle, Director
    President and Founder, Resolute Partners, LLC, since
    1994, 2 Greenwich Plaza - Suite 100, Greenwich CT 06830,; General Partner, Blackstone Group, 1988-1994.

Frank C. Carlucci, III, Director
    Chairman, The Carlyle Group, Inc., since 1989, 1001 Pennsylvania Avenue, N.W. - Suite 220S, Washington DC 20004.

Gene Q. Chao, Director
    Chairman, President and CEO, Computer Projections, Inc., since 1991, 733 SW Vista Avenue, Portland OR 97205-1203.

Patricia Diaz Dennis, Director
    Senior Vice President and Assistant General Counsel, SBC Communications Inc. since 1995, 175 East Houston, Room 4-A-70, San Antonio TX 87205; Special Counsel, Sullivan & Cromwell, 1993-1995; Assistant Secretary of State for Human Rights and Humanitarian Affairs, U.S. Department of State, 1992-1993.

Anthony Downs, Director
    Senior Fellow, The Brookings Institution, since 1977, 1775 Massachusetts Ave., N.W., Washington DC 20036-2188.

James L. Dunlap, Director
    President and Chief Operating Officer, United Meridian Corporation, since 1996, 1201 Louisiana - Suite 1400, Houston TX 77002-5603; Senior Vice President, Texaco, Inc. 1987-1996.

William B. Ellis, Director
    Senior Fellow, Yale University School of Forestry and Environmental Studies, since 1995, 31 Pound Foolish Lane, Glastonbury, CT 06033; Chairman and Chief Executive Officer, Northeast Utilities, 1983-1995.

Robert M. Furek, Director
    President and Chief Executive Officer, Heublein, Inc., 1987-1996, 100 Pearl Street - 14th Floor, Hartford CT 06103-4506.

Charles K. Gifford, Director
    Chief Executive Officer, First National Bank of Boston and The Bank of Boston Corporation, since 1996, Chairman, President and CEO 1995-1996, President and CEO 1989-1995, 100 Federal Street, Boston MA 02110.

William N. Griggs, Director
    Managing Director, Griggs & Santow, Inc., since 1983, 75 Wall Street - 20th Floor, New York NY 10005.

George B. Harvey, Director
    Chairman, President and CEO, Pitney Bowes, 1983-1996, 663 Ponus Ridge, New Canaan CT 06840.

Barbara B. Hauptfuhrer, Director
    Director of various corporations, since 1972, 1700 Old Welsh Road, Huntington Valley PA 19006.

Sheldon B. Lubar, Director
    Chairman, Lubar & Co. Incorporated, since 1977, 777 East Wisconsin Avenue - Suite 3380, Milwaukee WI 53202.

William B. Marx, Jr., Director
    Senior Executive Vice President, Lucent Technologies 1996-1996, 600 Mountain Avenue - Room 6A-502, Murray Hill NJ 07974; Executive Vice President and CEO Multimedia Products Group, AT&T, 1994-1996; Executive Vice President and CEO, Network Systems Group, 1993-1994; Group Executive and President, AT&T Network Systems, 1989-1993.

John F. Maypole, Director
    Managing Partner, Peach State Real Estate Holding Company, since 1984, PO Box 1223, Toccoa GA 30577.

Donald F. McCullough, Director
    Retired Chairman and Chief Executive Officer, Collins & Aikman Corp., since 1988, 210 Madison Avenue, New York NY 10016.

John J. Pajak, Director, President and Chief Operating Officer
    President and Chief Operating Officer, MassMutual, since 1996, Vice Chairman and Chief Administrative Officer, 1996-1996, Executive Vice President, 1987-1996, 1295 State Street, Springfield MA 01111.

Thomas B. Wheeler, Director, Chairman and Chief Executive Officer
    Chairman and Chief Executive Officer, MassMutual, since 1996, President and Chief Executive Officer, 1988-1996, 1295 State Street, Springfield MA 01111.

Alfred M. Zeien, Director
    Chairman and Chief Executive Officer, The Gillette Company, since 1991, Prudential Tower, Boston MA 02199.


Executive Vice Presidents

Lawrence V. Burkett, Jr.
    Executive Vice President and General Counsel, MassMutual, since 1993, Senior Vice President and Deputy General Counsel 1992-1993, 1295 State Street, Springfield MA 01111.

John B. Davies
    Executive Vice President, MassMutual, since 1994; Associate Executive Vice President 1994-1994; General Agent, 1982-1993, 1295 State Street, Springfield MA 01111.

Daniel J. Fitzgerald
    Executive Vice President, Corporate Financial Operations, MassMutual, since 1994, Senior Vice President, 1991-1994, 1295 State Street, Springfield MA 01111.

John V. Murphy
    Executive Vice President, MassMutual, since 1997, Executive Vice President and Chief Operating Officer, David L. Babson & Co., Inc., 1995-1997; Chief Operating Officer, Concert Capital Management, Inc., 1993-1995, 1295 State Street, Springfield MA 01111; Senior Vice President and Chief Financial Officer, Liberty Financial Companies, 1977-1993.

Gary E. Wendlandt
    Executive Vice President and Chief Investment Officer, MassMutual, since 1993, Executive Vice President, 1992-1993, Senior Vice President, 1983-1992, 1295 State Street, Springfield MA 01111.

Legal Proceedings

We are not currently involved in any legal proceedings which would have a material impact on the Policy.

Experts

The financial statements of the Variable Life Select segment of the Separate Account and the financial statements of MassMutual included in this Prospectus have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., Springfield, Massachusetts 01101, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Coopers & Lybrand's report includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

Actuarial matters in the Prospectus have been examined by Craig Waddington, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MassMutual and the Variable Life Select segment of the Separate Account included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

Report Of Independent Accountants

To the Board of Directors and Policyowners of Massachusetts Mutual Life Insurance Company

We have audited the statements of assets and liabilities of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Global Securities Division, and Oppenheimer Strategic Bond Division of the Variable Life Select segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1996, and the related statements of operations and statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1996 by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Global Securities Division, and Oppenheimer Strategic Bond Division of the Variable Life Select segment of Massachusetts Mutual Variable Life Separate Account I as of December 31, 1996, the results of their operations and the changes in their net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                               Coopers & Lybrand L.L.P.

Springfield, Massachusetts
February 4, 1997

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

                                                                  MML            MML
                                                   MML           Money         Managed           MML
                                                 Equity         Market          Bond            Blend
                                                Division       Division       Division        Division
                                               ---------       --------      ---------       ---------
ASSETS
Investments
  Number of shares (Note 2) ..............         112,574        149,145          5,614          30,537
                                              ============    ===========    ===========     ===========
  Identified cost (Note 3B) ..............    $  3,195,593    $   149,145    $    67,973     $   656,182
                                              ============    ===========    ===========     ===========
  Value (Note 3A) ........................    $  3,353,176    $   149,145    $    67,634     $   670,998
Receivable from Massachusetts Mutual
 Life Insurance Company ..................          39,961             --             --              --
Dividends receivable .....................         156,173            604          1,075          22,920
                                              ------------    -----------    -----------     -----------
      Total assets .......................       3,549,310        149,749         68,709         693,918
                                              ============    ===========    ===========     ===========

LIABILITIES
Payable to Massachusetts Mutual
 Life Insurance Company ..................              --          1,325            103           1,150
                                              ------------    -----------    -----------     -----------
NET ASSETS ...............................    $  3,549,310    $   148,424    $    68,606     $   692,768
                                              ============    ===========    ===========     ===========

Net Assets:
For variable life insurance policies .....    $  3,542,666    $   143,089    $    63,094     $   686,620
Retained in Variable Life Separate
 Account I by Massachusetts Mutual Life
 Insurance  Company ......................           6,644          5,335          5,512           6,148
                                              ------------    -----------    -----------     -----------
Net assets ...............................    $  3,549,310    $   148,424    $    68,606     $   692,768
                                              ============    ===========    ===========     ===========
Accumulation units (Note 8)
  Number of units:
   Policyowners ..........................       2,666,086        134,098         57,229         558,443
   Massachusetts Mutual Life
    Insurance Company ....................           5,000          5,000          5,000           5,000
                                              ------------    -----------    -----------     -----------
   Total units ...........................       2,671,086        139,098         62,229         563,443
                                              ============    ===========    ===========     ===========
NET ASSET VALUE PER
ACCUMULATION UNIT
  December 31, 1996 ......................    $       1.33    $      1.07    $      1.10     $      1.23
  December 31, 1995 ......................            1.11           1.02           1.07            1.08


                                               Oppenheimer                Oppenheimer    Oppenheimer
                                                Capital     Oppenheimer     Global        Strategic
                                              Appreciation     Growth      Securities       Bond
                                                Division      Division      Division      Division
                                                --------      --------      --------      --------
ASSETS
Investments
  Number of shares (Note 2) ..............          17,157        11,636        20,768        27,647
                                              ============   ===========   ===========   ===========
  Identified cost (Note 3B) ..............    $    653,689   $   290,056   $   342,287   $   140,108
                                              ============   ===========   ===========   ===========
  Value (Note 3A) ........................    $    663,808   $   316,964   $   366,139   $   140,724
Receivable from Massachusetts Mutual
 Life Insurance Company ..................              --            --            --         4,843
Dividends receivable .....................              --            --            --            --
                                              ------------   -----------   -----------   -----------
      Total assets .......................         663,808       316,964       366,139       145,567

LIABILITIES
Payable to Massachusetts Mutual
 Life Insurance Company ..................           5,665         2,345         2,376            --
                                              ------------   -----------   -----------   -----------

NET ASSETS ...............................     $   658,143   $   314,619   $   363,763   $   145,567
                                              ============   ===========   ===========   ===========

Net Assets:
For variable life insurance policies .....     $   651,306   $   307,725   $   358,062   $   139,640
Retained in Variable Life Separate
 Account I by Massachusetts Mutual Life
 Insurance Company .......................           6,837         6,894         5,701         5,927
                                              ------------   -----------   -----------   -----------

Net assets ...............................     $   658,143   $   314,619   $   363,763   $   145,567
                                              ============   ===========   ===========   ===========
Accumulation units (Note 8)
  Number of units:
   Policyowners ..........................         476,366       223,202       314,008       117,816
   Massachusetts Mutual Life
    Insurance Company ....................           5,000         5,000         5,000         5,000
                                              ------------   -----------   -----------   -----------
   Total units ...........................         481,366       228,202       319,008       122,816
                                              ============   ===========   ===========   ===========
NET ASSET VALUE PER
ACCUMULATION UNIT
  December 31, 1996 ......................    $       1.37   $      1.38   $      1.14   $      1.19
  December 31, 1995 ......................            1.14          1.11           .98          1.06

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996


                                                                                    MML            MML
                                                                    MML            Money         Managed             MML
                                                                   Equity          Market          Bond             Blend
                                                                  Division        Divsion        Division          Division
                                                                  --------        -------        --------          --------
Investment income
Dividends (Note 3B) ..........................................    $156,193        $ 3,870         $ 2,418           $33,041

Expenses
Mortality and expense risk fee (Note 4) ......................       9,958            432             168             1,899
                                                                  --------        -------        --------          --------

Net investment income (loss) (Note 3C) .......................     146,235          3,438           2,250            31,142
                                                                  --------        -------        --------          --------
Net realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments
  (Notes 3B, 3C and 6) .......................................      40,916             --             (80)            3,410
Change in net unrealized appreciation/
  depreciation of investments ................................     163,071             --            (545)           15,061
                                                                  --------        -------        --------          --------
Net gain (loss) on investments ...............................     203,987             --            (625)           18,471
                                                                  --------        -------        --------          --------
Net increase in net assets
  resulting from operations ..................................    $350,222        $ 3,438        $  1,625          $ 49,613
                                                                  ========        =======        ========          ========


                                                                Oppenheimer                        Oppenheimer       Oppenheimer
                                                                  Capital        Oppenheimer         Global           Strategic
                                                               Appreciatiion        Growth         Securities            Bond
                                                                 Division          Division         Division           Division
                                                                 --------          --------         --------           --------
Investment income
Dividends (Note 3B) ..........................................   $  6,381          $  3,642         $     --           $  4,352

Expenses
Mortality and expense risk fee (Note 4) ......................      1,637               799              928                253
                                                                 --------          --------         --------           --------

Net investment income (loss) (Note 3C) .......................      4,744             2,843             (928)             4,099
                                                                 --------          --------         --------           --------
Net realized and unrealized gain (loss)
on investments
Net realized gain (loss) on investments
(Notes 3B, 3C and 6) .........................................      9,654             2,730            3,404              1,466
Change in net unrealized appreciation/
depreciation of investments ..................................      8,104            26,225           23,841                481
                                                                 --------          --------         --------           --------
Net gain (loss) on investments ...............................     17,758            28,955           27,245              1,947
                                                                 --------          --------         --------           --------
Net increase in net assets
 resulting from operations ...................................   $ 22,502          $ 31,798         $ 26,317           $  6,046
                                                                 ========          ========         ========           ========

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1996



                                                                 MML          MML
                                                   MML          Money       Managed       MML
                                                  Equity        Market        Bond        Blend
                                                 Division      Division     Division    Division
                                               -----------    ---------     --------    --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss) .............   $   146,235    $   3,438     $  2,250    $ 31,142
  Net realized gain (loss) on investments ..        40,916           --          (80)      3,410
  Change in net unrealized appreciation/
   depreciation of investments ............        163,071           --         (545)     15,061
                                               -----------    ---------     --------    --------
  Net increase in net assets
   resulting from operations ...............       350,222        3,438        1,625      49,613
                                               -----------    ---------     --------    --------
Capital transactions:  (Note 7)
  Transfer of net premium (Note 5) .........     3,316,200      246,298       68,621     718,687
  Transfer of surrender values .............        (2,305)          --           --          --
  Transfer due to death benefits ...........            --           --           --          --
  Transfer due to policy loans .............          (452)          --           --          --
  Transfer due to reimbursement (payment) of
   accumulation unit value fluctuation .....         8,312         (215)          16         854
  Withdrawal due to charges for administrative
   and insurance costs .....................      (689,853)     (17,881)      (9,606)   (104,422)
  Divisional transfers .....................        13,596     (155,027)          77      (5,207)
                                               -----------    ---------     --------    --------
  Net increase in net assets resulting
   from capital transactions ...............     2,645,498       73,175       59,108     609,912
                                               -----------    ---------     --------    --------
Total increase ..............................    2,995,720       76,613       60,733     659,525

NET ASSETS, at beginning of the year ........      553,590       71,811        7,873      33,243
                                               -----------    ---------     --------    --------

NET ASSETS, at end of the year ..............  $ 3,549,310    $ 148,424     $ 68,606    $692,768
                                               ===========    =========     ========    ========


                                               Oppenheimer                 Oppenheimer  Oppenheimer
                                                 Capital     Oppenheimer     Global     Strategic
                                               Appreciation     Growth     Securities     Bond
                                                 Division      Division     Division    Division
                                               -----------    ---------     --------    --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss) .............   $     4,744    $   2,843     $   (928)   $  4,099
  Net realized gain (loss) on investments ..         9,654        2,730        3,404       1,466
  Change in net unrealized appreciation/
   depreciation of investments .............         8,104       26,225       23,841         481
                                               -----------    ---------     --------    --------
  Net increase in net assets
   resulting from operations ...............        22,502       31,798       26,317       6,046
                                               -----------    ---------     --------    --------

Capital transactions:  (Note 7)
  Transfer of net premium (Note 5) .........       658,125      289,119      329,866     142,631
  Transfer of surrender values .............            --           --           --          --
  Transfer due to death benefits ...........          (286)        (283)          --          --
  Transfer due to policy loans .............          (265)         (92)         (87)         --
  Transfer due to reimbursement (payment) of
   accumulation unit value fluctuation .....        (1,005)       1,082          931         (10)
  Withdrawal due to charges for administrative
   and insurance costs .....................      (126,432)     (53,582)     (51,365)    (14,248)
  Divisional transfers .....................        73,585       29,896       38,442       4,638
                                               -----------    ---------     --------    --------
  Net increase in net assets resulting
   from capital transactions ...............       603,722      266,140      317,787     133,011
                                               -----------    ---------     --------    --------
Total increase ..............................      626,224      297,938      344,104     139,057

NET ASSETS, at beginning of the year ........       31,919       16,681       19,659       6,510
                                               -----------    ---------     --------    --------

NET ASSETS, at end of the year ..............  $   658,143    $ 314,619     $363,763    $145,567
                                               ===========    =========     ========    ========

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For the Period July 24, 1995 (Date of Commencement of Operations)
Through December 31, 1995


                                                              MML          MML
                                                 MML         Money       Managed       MML
                                                Equity       Market       Bond        Blend
                                               Division     Division    Division    Division
                                               --------     --------    --------    --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss) .............   $  20,242    $    235    $    192    $  1,141
  Net realized gain (loss) on investments ..       7,057          --           9         350
  Change in net unrealized appreciation/
   depreciation of investments .............      (5,488)         --         206        (244)
                                               ---------    --------    --------    --------
  Net increase (decrease) in net assets
   resulting from operations ...............      21,811         235         407       1,247
                                               ---------    --------    --------    --------
Capital transactions:  (Note 7)
  Transfer of net premium (Note 5) .........     575,136      72,441       2,871      30,926
  Transfer from Massachusetts Mutual
   Life Insurance Company ..................       5,000       5,000       5,000       5,000
  Transfer due to reimbursement (payment) of
   accumulation unit value fluctuation .....       4,084           7          21        (106)
  Withdrawal due to charges for
   administrative and insurance costs ......     (50,734)     (5,872)       (439)     (4,424)
  Divisional transfers .....................      (1,707)         --          13         600
                                               ---------    --------    --------    --------
  Net increase in net assets resulting
   from capital transactions ...............     531,779      71,576       7,466      31,996
                                               ---------    --------    --------    --------
Total increase .............................     553,590      71,811       7,873      33,243

NET ASSETS, at beginning of the period .....          --          --          --          --
                                               ---------    --------    --------    --------

NET ASSETS, at end of the year .............   $ 553,590    $ 71,811    $  7,873    $ 33,243
                                               =========    ========    ========    ========

                                              Oppenheimer              Oppenheimer  Oppenheimer
                                                Capital    Oppenheimer   Global     Strategic
                                             Appreciation    Growth    Securities     Bond
                                               Division     Division    Division    Division
                                               ---------    --------    --------    --------
Increase (decrease) in net assets
Operations:
  Net investment income (loss) .............   $     (31)   $    (20)   $    (23)   $    201
  Net realized gain (loss) on investments ..         149         107         (47)          5
  Change in net unrealized appreciation/
   depreciation of investments .............       2,015         683          11         135
                                               ---------    --------    --------    --------
  Net increase (decrease) in net assets
   resulting from operations ...............       2,133         770         (59)        341
                                               ---------    --------    --------    --------

Capital transactions:  (Note 7)
  Transfer of net premium (Note 5) .........      29,600      12,994      18,636       1,521
  Transfer from Massachusetts Mutual
   Life Insurance Company ..................       5,000       5,000       5,000       5,000
  Transfer due to reimbursement (payment) of
   accumulation unit value fluctuation .....         (45)        (50)        (98)          1
  Withdrawal due to charges for
   administrative and insurance costs ......      (5,710)     (2,186)     (3,820)       (353)
  Divisional transfers .....................         941         153          --          --
                                               ---------    --------    --------    --------
  Net increase in net assets resulting
   from capital transactions ...............      29,786      15,911      19,718       6,169
                                               ---------    --------    --------    --------
Total increase .............................      31,919      16,681      19,659       6,510

NET ASSETS, at beginning of the period .....          --          --          --          --
                                               ---------    --------    --------    --------

NET ASSETS, at end of the year .............   $  31,919    $ 16,681    $ 19,659    $  6,510
                                               =========    ========    ========    ========

                      See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.    HISTORY

      Massachusetts Mutual Variable Life Separate Account I ("Separate Account I") is a separate investment account established on July 13, 1988 by Massachusetts Mutual Life Insurance Company ("MassMutual") in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

      MassMutual maintains four segments within Separate Account I. The initial segment ("Variable Life Plus Segment") is used exclusively for MassMutual's flexible premium variable whole life insurance policy.

      On March 30, 1990, MassMutual established a second segment ("Large Case Variable Life Plus Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts.

      On July 5, 1995, MassMutual established a third segment ("Strategic Variable Life Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy with table of selected face amounts.

      On July 24, 1995, MassMutual established a fourth segment ("Variable Life Select Segment") within Separate Account I to be used exclusively for MassMutual's flexible premium variable whole life insurance policy.

      The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder. MassMutual paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the eight divisions of the Variable Life Select Segment.

2.    INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT'S ASSETS

      The Variable Life Select Segment maintains eight divisions. The MML Equity Division invests in shares of MML Equity Fund, the MML Money Market Division invests in shares of MML Money Market Fund, the MML Managed Bond Division invests in shares of MML Managed Bond Fund and the MML Blend Division invests in shares of MML Blend Fund. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Capital Appreciation Fund, the Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund, the Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund and the Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund.

      MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are the four series of MML Series Investment Fund (the "MML Trust"). The MML Trust is a no-load, registered, open-end, diversified management investment company for which MassMutual acts as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual paid Concert a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity Fund and the Equity Sector of MML Blend Fund.

      Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Global Securities Fund and Oppenheimer Strategic Bond Fund are part of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"). The Oppenheimer Trust is a registered, open-end, diversified management investment company for which OppenheimerFunds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment advisor (prior to January 5, 1996, OFI was known as Oppenheimer Corporation).

      In addition to the eight divisions of the Variable Life Select Segment, a policyowner may also allocate funds to the Guaranteed Principal Account, which is part of MassMutual's general account. Because of exemptive and exclusionary provisions, interests in the Guaranteed Principal Account, which is part of MassMutual's general account, are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940.

3.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

      A.   Investment Valuation

      The investments in the MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

      B.   Accounting for Investments

      Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

      C.   Federal Income Taxes

      MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MassMutual's total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MassMutual does not intend to make any charge to the Variable Life Select Segment's divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

      D.   Policy Loan

      When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MassMutual, thereby decreasing both the assets and the reserves of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

      The policyowner earns interest at an annual rate determined by MassMutual, which will not be less than 3%, on any loaned amount.

      E.   Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.    CHARGES

      MassMutual charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division's net assets.

      MassMutual makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. The deductions are for sales charges and state premium taxes. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MassMutual also makes certain charges for the cost of insurance and administrative costs.

5.    SALES AGREEMENTS

      Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

      Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the policies. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

      Under the sales agreement among MMLISI, MassMutual and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

6.    PURCHASE AND SALES OF INVESTMENTS


                                                    MML         MML
                                        MML        Money      Managed      MML
      For the Year Ended              Equity      Market       Bond       Blend
      December 31, 1996              Division    Division    Division   Division
      -----------------              --------    --------    --------   --------
Cost of purchases .................   $3,051,990   $298,483   $69,590   $686,333
Proceeds from sales ...............      448,704    221,088     9,218     69,585
Average monthly value of securities    1,792,635     81,565    30,294    340,307

                                     Oppenheimer                 Oppenheimer      Oppenheimer
                                       Capital     Oppenheimer     Global          Strategic
                                    Appreciation     Growth      Securities          Bond
                                      Division      Division      Division         Division
                                     ---------     ---------      --------        ---------
Cost of purchases .................   $688,246     $312,714       $364,862        $170,261
Proceeds from sales ...............     74,572       41,837         46,095          37,994
Average monthly value of securities    302,885      165,670        149,283          47,042

7.    NET INVESTMENT RETURN

      The following table shows the net investment return for each division in the Variable Life Select Segment:


      For the Year Ended
      December 31, 1996 and                                         MML              MML
      *For the Period July 24, 1995                 MML            Money           Managed           MML
      (Date of Commencement of Operations)        Equity          Market            Bond            Blend
      Through December 31, 1995                  Division        Division         Division        Division
      -------------------------                  --------        --------         --------        --------
      December 31, 1996...................        19.34%          4.21%             5.38%          14.54%
      *December 31, 1995..................        13.40%          1.39%             7.01%           8.28%

                                                Oppenheimer                       Oppenheimer     Oppenheimer
                                                  Capital        Oppenheimer        Global         Strategic
                                                Appreciation        Growth        Securities         Bond
                                                  Division         Division         Division       Division
                                                  --------         --------         --------       --------
      December 31, 1996                             7.57%           19.21%            17.61%        12.77%
      *December 31, 1995                           15.56%            8.92%             (.60)%        6.25%

      The net investment return for each division of the Variable Life Select Segment is computed using the net increase in net assets resulting from operations as compared to the average monthly net assets. The net investment return figures shown above do not reflect expenses related to insurance products. Inclusion of such expenses would reduce the net investment return figures for all periods shown.

      Note: The amounts shown for the period July 24, 1995 through December 31, 1995 are not annualized.

8.    NET INCREASE IN ACCUMULATION UNITS

                                                                    MML              MML
                                                    MML            Money           Managed           MML
      For the Year Ended                          Equity          Market            Bond            Blend
      December 31, 1996                          Division        Division         Division        Division
      -----------------                          --------        --------         --------        --------
Units purchased ...................             2,720,236        235,913           63,768         625,447
Units withdrawn ...................              (559,027)       (17,141)          (8,944)        (88,472)
Units transferred between divisions                11,584       (149,978)              72          (4,176)
                                                ---------        --------         -------         -------
Net increase ......................             2,172,793         68,794           54,896         532,799

Units, at beginning of the year ...               498,293         70,304            7,333          30,644
                                                ---------        --------         -------         -------
Units, at end of the year .........             2,671,086        139,098           62,229         563,443
                                                =========        ========         =======         =======

                                        Oppenheimer                          Oppenheimer       Oppenheimer
                                          Capital         Oppenheimer          Global           Strategic
                                       Appreciation         Growth           Securities           Bond
                                         Division          Division           Division          Division
                                         --------          --------           --------          --------
Units purchased ...................      489,465            228,658           311,299           124,948
Units withdrawn ...................      (93,488)           (40,328)          (48,945)          (12,500)
Units transferred between divisions       57,489             24,805            36,500             4,246
                                         -------           --------           -------           -------
Net increase ......................      453,466            213,135           298,854           116,694

Units, at beginning of the year ...       27,900             15,067            20,154             6,122
                                         -------           --------           -------           -------
Units, at end of the year .........      481,366            228,202           319,008           122,816
                                         =======           ========           =======           =======

                                                                    MML              MML
For the Period July 24, 1995                        MML            Money           Managed           MML
(Date of Commencement of Operations)              Equity          Market            Bond            Blend
Through December 31, 1995                        Division        Division         Division        Division
-------------------------                        --------        --------         --------        --------
Units transferred from MassMutual
 for initial capital .................             5,000           5,000           5,000             5,000
Units purchased ......................           541,875          71,065           2,740            29,293
Units withdrawn ......................           (47,051)         (5,761)           (419)           (4,190)
Units transferred between divisions...            (1,531)             --              12               541
                                                 -------         -------          ------          --------
Net increase .........................           498,293          70,304           7,333            30,644

Units, at beginning of the period ....               --               --              --                --
                                                 -------         -------          ------          --------
Units, at end of the year ............           498,293          70,304            7,333           30,644
                                                 =======         =======          =======         ========

                                        Oppenheimer                          Oppenheimer       Oppenheimer
                                          Capital         Oppenheimer          Global           Strategic
                                       Appreciation         Growth           Securities           Bond
                                         Division          Division           Division          Division
                                       ------------      ------------       ------------      ------------
Units transferred from MassMutual
 for initial capital ...............      5,000             5,000              5,000             5,000
Units purchased ....................     27,280            11,921             18,971             1,462
Units withdrawn ....................     (5,226)           (1,997)            (3,817)             (340)
Units transferred between divisions.        846               143                 --                --
                                         ------            ------             ------             -----
Net increase .......................     27,900            15,067             20,154             6,122
Units, at beginning of the period ..         --                --                 --                --
                                         ------            ------             ------             -----
Units, at end of the year ..........     27,900            15,067             20,154             6,122
                                         ======            ======             ======             =====

9.  CONSOLIDATED MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

    As discussed in Note 1, the financial statements only represent activity of MassMutual's Variable Life Select Segment. The combined net assets as of December 31, 1996 for the Separate Account I, which includes the Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life and Variable Life Select Segments, are as follows:


                                                  MML          MML                              Oppenheimer
                                      MML        Money       Managed       MML      Oppenheimer    High
                                    Equity      Market        Bond        Blend        Money      Income
                                   Division    Division     Division    Division     Division    Division
                                 -----------  ----------   ----------  ----------   ---------  -----------

Total assets ..............     $30,116,869   $1,981,154   $12,312,246   $8,919,296   $5,380   $3,064,566
Total liabilities .........             132        1,346           234       15,515        4           29
                                -----------   ----------   -----------   ----------  -------   ----------
Net assets ................     $30,116,737   $1,979,808   $12,312,012   $8,903,781   $5,376   $3,064,537
                                ===========   ==========   ===========   ==========  =======   ==========
Net assets:
For variable life insurance
 policies .................     $30,035,948   $1,930,850   $12,256,804   $8,833,433   $ --     $3,051,700
Retained in Variable Life
 Separate Account 1by
 Massachusetts Mutual Life
 Insurance Company ........          80,789       48,958        55,208       70,348    5,376       12,837
                                -----------   ----------   -----------  -----------  -------   ---------
Net assets ................     $30,116,737   $1,979,808   $12,312,012   $8,903,781   $5,376   $3,064,537
                                ===========   ==========   ===========  ===========  =======   ==========



                                           Oppenheimer              Oppenheimer Oppenheimer  Oppenheimer                Dreyfus
                              Oppenheimer    Capital   Oppenheimer   Multiple     Global      Strategic  Oppenheimer    Equity
                                Bond      Appreciation   Growth     Strategies  Securities      Bond   Growth & Income   Index
                              Division      Division    Division     Division    Division     Division    Division      Division
                             ----------   ------------ ----------   ----------  ----------   ----------  ----------    ----------
Total assets ..............   $5,520     $5,385,758   $1,082,755      $6,139   $2,886,458    $151,526      $8,264    $21,104,051
Total liabilities .........       --          5,714        2,351          --        2,403          --          --            232
                              ------     ----------   ----------     -------   ----------    --------     -------    -----------
Net assets ................   $5,520     $5,380,044   $1,080,404      $6,139   $2,884,055    $151,526      $8,264    $21,103,819
                              ======     ==========   ==========     =======   ==========    ========     =======    ===========
Net assets:
For variable life insurance
policies ..................   $   --     $5,358,777   $1,066,459      $   --   $2,866,928    $139,640      $   --    $21,098,092
Retained in Variable Life
 Separate Account 1by
 Massachusetts Mutual Life
 Insurance Company ........    5,520         21,267       13,945       6,139       17,127     11,886        8,264          5,727
                              ------     ----------   ----------     -------   ----------    --------     -------    -----------
Net assets ................   $5,520     $5,380,044   $1,080,404      $6,139   $2,884,055   $151,526       $8,264    $21,103,819
                              ======     ==========   ==========     =======   ==========    ========     =======    ===========

Offered through MML Investors Services, Inc., Springfield, Massachusetts

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company


We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of income, changes in policyholders' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of Connecticut Mutual Life Insurance Company for the year ended December 31, 1995 or for each of the two years in the period ended December 31, 1995, which, after restatement for the 1996 pooling of interests, reflect 25% of assets as of December 31, 1995, 26% and 26% of revenue, and 22% and 6% of net gain from operations for the years ended December 31, 1995 and 1994, respectively. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Connecticut Mutual Life Insurance Company, is based solely on the report of other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the report of the other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, prior to 1996, the Department of Insurance of the State of Connecticut, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not determinable at this time, are presumed to be material.

In our report dated February 5, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using statutory accounting practices, presented fairly, in all material respects, the financial position of the Massachusetts Mutual Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles ("GAAP"). As described in Note 1 to the financial statements, financial statements of mutual life insurance enterprises issued or reissued after 1996, and prepared in accordance with statutory accounting principles, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 statutory financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996.

In our opinion, based upon our audits and the report of the other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, on the statutory basis of accounting described in Note 1.


Springfield, Massachusetts                            Coopers & Lybrand, L.L.P.
February 7, 1997

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENT OF FINANCIAL POSITION

                                                                                     December 31,
                                                                          1996                           1995
                                                                        -------                         -------
                                                                                     (In Millions)
        Assets:
        Bonds................................................           $25,255.0                      $23,625.1
        Common stocks........................................               336.6                          416.1
        Mortgage loans.......................................             3,897.1                        3,908.2
        Real estate..........................................             1,840.9                        1,652.6
        Other investments....................................             1,425.6                        1,489.9
        Policy loans.........................................             4,752.3                        4,518.4
        Cash and short-term investments......................             1,075.4                        2,342.8
        Investment and insurance amounts receivable..........             1,102.4                        1,059.3
        Separate account assets..............................            13,563.5                       11,309.5
        Other assets.........................................                97.9                          174.6
                                                                        ---------                      ---------
                                                                        $53,346.7                      $50,496.5
                                                                        =========                      =========
        Liabilities:
        Policyholders' reserves and funds....................           $33,341.5                      $32,893.1
        Policyholders' dividends.............................               885.3                          832.6
        Policy claims and other benefits.....................               373.8                          395.5
        Federal income taxes.................................               440.7                          338.5
        Asset valuation reserve..............................               689.2                          566.8
        Investment reserves..................................               208.4                          188.4
        Separate account reserves and liabilities............            13,563.1                       11,309.6
        Amounts due on investments purchased and
          other liabilities..................................             1,206.1                        1,371.1
                                                                        ---------                      ---------
                                                                         50,708.1                       47,895.6
        Policyholders' contingency reserves..................             2,638.6                        2,600.9
                                                                        ---------                      ---------
                                                                        $53,346.7                      $50,496.5
                                                                        =========                      =========

                   See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENT OF INCOME

                                                                               Years ended December 31,

                                                                           1996         1995          1994
                                                                          ------       ------        ------
                                                                                     (In Millions)
        Income:
        Premium income............................................      $ 6,328.6       $ 5,727.7      $ 6,177.2
        Net investment and other income............................       2,861.1         2,898.4        2,803.1
                                                                        ---------       ---------      ---------
                                                                          9,189.7         8,626.1        8,980.3
                                                                        ---------       ---------      ---------
        Benefits and expenses:
        Policy benefits and payments...............................       6,048.2         5,152.2        5,449.6
        Addition to policyholders' reserves and funds..............         854.7         1,205.4        1,263.2
        Commissions and operating expenses.........................         763.5           833.7          959.3
        State taxes, licenses and fees.............................          96.4            89.4          105.6
        Merger restructuring costs.................................          66.1            44.0           --
                                                                        =========       =========      =========
                                                                          7,828.9         7,324.7        7,777.7
                                                                        =========       =========      =========
        Net gain before federal income taxes and dividends.........       1,360.8         1,301.4        1,202.6
        Federal income taxes.......................................         276.7           206.2          139.7
                                                                        =========       =========      =========
        Net gain from operations before dividends..................       1,084.1         1,095.2        1,062.9
        Dividends to policyholders.................................         859.9           819.0          824.7
                                                                        ---------       ---------      ---------
        Net gain from operations...................................         224.2           276.2          238.2
        Net realized capital gain (loss)...........................          40.3           (85.8)        (164.3)
                                                                        ---------       ---------      ---------
        Net income.................................................     $   264.5       $   190.4      $    73.9
                                                                        =========       =========      =========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENT OF CHANGES
IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                                                    Years ended December 31,

                                                                                1996           1995           1994
                                                                               ------         ------         ------
                                                                                       (In Millions)
        Policyholders' contingency reserves, beginning of year.........      $ 2,600.9       $ 2,569.1      $ 2,470.2
                                                                            ----------      ----------     ----------
        Increases (decreases) due to:
          Net income...................................................          264.5           190.4           73.9
          Net unrealized capital gain (loss)...........................           (1.7)           88.7           29.5
          Merger restructuring costs, net of tax.......................           --             (45.4)          --
          Surplus notes................................................           --              --            100.0
          Change in asset valuation and investment reserves............         (142.4)          (75.6)         (38.2)
          Change in valuation bases of policyholders' reserves.........          (72.2)         (108.2)         (51.1)
          Change in accounting for mortgage backed securities..........           --              --             44.5
          Change in non-admitted assets and other......................          (10.5)          (18.1)         (59.7)
                                                                           -----------      ----------     ----------
                                                                                  37.7            31.8           98.9
                                                                           -----------      ----------     ----------
        Policyholders' contingency reserves, end of year...............      $ 2,638.6       $ 2,600.9      $ 2,569.1
                                                                           ===========      ==========     ==========

                 See notes to statutory financial statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENT OF CASH FLOWS

                                                                                       Years ended December 31,
                                                                                1996             1995           1994
                                                                               ------           ------         ------
                                                                                            (In Millions)
        Operating activities:
        Net income......................................................     $   264.5       $   190.4       $   73.9
        Addition to policyholders' reserves and funds,
          net of transfers to separate accounts.........................         426.7           575.8          546.9
        Net realized capital (gain) loss................................         (40.3)           85.8          164.3
        Other changes...................................................        (232.8)          (25.2)         124.2
                                                                             ---------       ---------       --------
        Net cash provided by operating activities.......................         418.1           826.8          909.3
                                                                             ---------       ---------       --------
        Investing activities:
        Purchases of investments and loans..............................     (10,171.5)      (10,364.2)      (8,351.6)
        Sales or maturities of investments and receipts
           from repayment of loans......................................       8,539.3         9,671.1        7,468.7
                                                                            ----------       ---------      ---------
        Net cash used in investing activities...........................      (1,632.2)         (693.1)        (882.9)
                                                                            ----------       ---------      ---------
        Financing activities:
        Issuance of surplus notes.......................................          --              --            100.0
        Repayments of long-term debt....................................         (53.3)          (46.4)        (125.0)
                                                                            ----------       ---------      ---------
        Net cash used by financing activities...........................         (53.3)          (46.4)         (25.0)
                                                                            ----------       ---------      ---------
        Increase (decrease) in cash and short-term investments..........      (1,267.4)           87.3            1.4
        Cash and short-term investments, beginning of year..............       2,342.8         2,255.5        2,254.1
                                                                            ----------       ---------      ---------
        Cash and short-term investments, end of year....................     $ 1,075.4       $ 2,342.8       $2,255.5
                                                                            ==========       =========      =========






                 See notes to statutory financial statements.

Notes To Statutory Financial Statements


Massachusetts Mutual Life Insurance Company ("the Company") is a mutual life insurance company and as such has no shareholders. The Company's primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states and the District of Columbia.

On March 1, 1996, the operations of the former Connecticut Mutual Life Insurance Company (" Connecticut Mutual") were merged into the Company. This merger was accounted for under the pooling of interests method of accounting. For the purposes of this presentation, these financial statements reflect historical amounts giving retroactive effect as if the merger had occurred on January 1, 1994 in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, prior to the merger, the Department of Insurance of the State of Connecticut. In 1996, merger-related expenses totaling $66.1 million were recorded in the Statutory Statement of Income. In 1995, merger-related expenses incurred by Massachusetts Mutual (the Company prior to the merger) of $44.0 million, were recorded in the statutory statement of income and the expenses incurred by Connecticut Mutual of $45.4 million, net of tax, were recorded as a component of changes in policyholders' contingency reserves, as permitted by each company's regulatory authority. On the merger date, policyholder reserves attributable to disability income contracts were strengthened by $75.0 million, investment reserves for real estate were increased by $49.8 million and net prepaid pension assets were increased by $10.4 million. The separate results of each company prior to the merger for the year ended December 31, 1995, are as follows: (a) income was $6,443.8 million for Massachusetts Mutual and $2,182.3 million for Connecticut Mutual; (b) net income was $160.7 million for Massachusetts Mutual and $29.6 million for Connecticut Mutual and (c) policyholders' contingency reserves increased by $143.7 million for Massachusetts Mutual and decreased by $112.0 million for Connecticut Mutual.

On March 31, 1996, the Company sold MassMutual Holding Company Two, Inc., a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company (formerly the MML Pension Insurance Company; currently doing business as "UniCARE"), which comprised the Company's group life and health business, to WellPoint Health Networks, Inc. The Company received total consideration of $402.2 million ($340.0 million in cash and $62.2 million in notes receivable) and recognized a before tax gain of $187.9 million. The Company, pursuant to a 1994 reinsurance agreement, cedes its group life, accident and health business to UniCARE. The Company's investment in MassMutual Holding Company Two, Inc. amounted to $187.8 million at December 31, 1995; its gain from operations reflected a $41 million dividend in 1995. Additionally, this investment produced an unrealized gain of $13.9 million in 1995 and an unrealized loss of $12.6 million in 1994.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and, prior to the merger, The Department of Insurance of the State of Connecticut ("statutory accounting practices"), which practices were also considered to be in conformity with generally accepted accounting principles ("GAAP"). In 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40 ("Fin. 40"), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which clarified that mutual life insurance companies issuing financial statements described as prepared in conformity with GAAP after 1995 are required to apply all applicable GAAP pronouncements in preparing those financial statements. In January 1995, the FASB issued Statement No. 120 ("SFAS 120"), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which among other things, extended the applicability of certain FASB statements to mutual life insurance companies and deferred the effective date of Fin. 40 to financial statements issued or reissued after 1996. As required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows:
(a) acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals; (c) bonds are generally carried at amortized cost whereas GAAP would value bonds at fair value and (d) deferred income taxes are not provided for book-tax timing differences whereas GAAP would record deferred income taxes. Management has not yet completed GAAP financial statements, but believes that policyholders' contingency reserves based upon GAAP will be higher than policyholders' contingency reserves based upon statutory accounting practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in these financial statements.

The following is a description of the Company's current principal accounting policies and practices.

A. Investments

Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value.

As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. Prepayment assumptions for mortgage backed securities were obtained from a prepayment model, which factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $44.5 million as of December 31, 1994, was recorded as an increase to policyholders' contingency reserves on the Statutory Statement of Financial Position and had no material effect on 1996 or 1995 net income. Through December 31, 1994, premium and discount on bonds were amortized into investment income over the stated lives of the securities.

Mortgage loans are valued at principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairments and mortgage encumbrances. Encumbrances totaled $27.3 million in 1996 and $3.0 million in 1995. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost, which approximates fair value.

Investments in unconsolidated subsidiaries, joint ventures and other forms of partnerships are included in other investments on the Statutory Statement of Financial Position and are accounted for using the equity method.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves, as prescribed and permitted by the Division of Insurance, stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital gains of $77.1 million in 1996, $130.7 million in 1995, and net realized after tax capital losses of $152.6 million in 1994 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $26.9 million in 1996, $5.0 million in 1995, and $45.8 million in 1994. In 1994, the Interest Maintenance Reserve resulted in a net loss deferral. In accordance with the practices of the National Association of Insurance Commissioners, the 1994 balance was recorded as a reduction of policyholders' contingency reserves.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

B. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

C. Non-admitted Assets

Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statutory Statement of Financial Position by an adjustment to policyholders' contingency reserves.

D. Policyholders' Reserves and Funds

Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $9,073.8 million (fair value of $9,324.6 million as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

During 1996, 1995 and 1994, the Company changed its valuation basis for certain disability income contracts. The effects of these changes, $75.0 million in 1996, $108.2 million in 1995, and $51.1 million in 1994 were recorded as decreases to policyholders' contingency reserves.

E. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations.

F. Policyholders' Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges.

G. Cash and Short-term Investments

For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. POLICYHOLDERS' CONTINGENCY RESERVES

Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

A. Surplus Notes

The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, beginning on September 1, 1994, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, beginning on May 15, 1994, to holders of record on the preceding May 1 or November 1, respectively. In accordance with regulations of the National Association of Insurance Commissioners, interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 1996 and 1995, and interest of $22.8 million was approved and paid in 1994.

The proceeds of the notes, less a $32.2 million reserve in 1996 and a $35 million reserve in 1995 and 1994 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statutory Statement of Financial Position.

3. EMPLOYEE BENEFIT PLANS

The Company's employee benefit plans include plans in place for the employees of Massachusetts Mutual and Connecticut Mutual prior to the merger. These plans, which were managed separately, reflect different assumptions for 1995. Employees previously covered by the Connecticut Mutual pension plans will continue coverage under these plans. All other employees, including employees hired after the merger date, will be covered by the Massachusetts Mutual benefit plans.

A. Pension

The Company has two non-contributory defined benefit plans covering substantially all of its employees. One plan includes employees previously employed by Connecticut Mutual; the other includes all other eligible employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, Employers' Accounting for Pensions. Accordingly, as permitted by the Massachusetts Division of Insurance, the Company has recognized a pension asset of $97.2 million and $37.7 million in 1996 and 1995, respectively. In 1995, a pension asset of $70.9 million associated with the Connecticut Mutual plan was non-admitted in the financial statements, in accordance with Connecticut insurance regulations. On the merger date, the accounting for Connecticut Mutual pension plans was conformed to the Massachusetts Mutual policy of recording pension plan assets and liabilities, resulting in a $10.4 million increase in policyholders' contingency reserves. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1996 and 1995. The assets of the plans are invested in the Company's general account and separate accounts.

The benefit status of the defined benefit plans as of December 31 is as follows:

                                                                1996                           1995
                                                              --------                       ------
                                                                           (In Millions)
        Accumulated benefit obligation                        $  611.5                     $  537.5
        Vested benefit obligation                                606.5                        525.7
        Projected benefit obligation                             665.5                        622.5
        Plan assets at fair value                              1,021.7                        941.3

The following assumptions were used in determining the actuarial present value of both the accumulated and projected benefit obligation.

                                                                    MassMutual              Connecticut Mutual
                                                                       Plan                        Plan
                                                                    ----------              ------------------
Discount rate - 1996                                                   7.75%                       7.75%
Discount rate - 1995                                                   7.50                        7.75
Increase in future compensation levels                                 5.00                        5.00
Long-term rate of return on assets                                    10.00                        9.00

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a pension plan curtailment gain of $15.3 million in 1996.

The Company also has defined contribution plans for employees and agents. The expense credited to operations for all pension plans is $32.7 million in 1996, $10.9 million in 1995 and $5.0 million in 1994.

B. Life and Health

Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. In 1993, the Company adopted the National Association of Insurance Commissioners' accounting standard for postretirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees.

The following rates were used in determining the accumulated postretirement benefit liability.

                                                    MassMutual              Connecticut Mutual
                                                       Plan                        Plan
                                                    ----------              ------------------
Discount rate - 1996                                    7.75%                        7.75%
Discount rate - 1995                                    7.50                         8.50
Assumed increases in medical cost
   rates in the first year                              7.25                        11.00
    declining to                                        5.25                         6.00
    within                                            5 years                       5 years

The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 1996 and 1995, the net unfunded accumulated benefit obligation was $124.1 million and $109.2 million, respectively, for employees and agents eligible to retire or currently retired and $33.8 million and $42.7 million, respectively, for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $23.0 million in 1996.

As a result of the sale of Mirus Life Insurance Company, there was a significant reduction in plan participants which resulted in recognition of a life and health plan curtailment loss of $13.9 million in 1996.

The expense for 1996, 1995 and 1994 was $17.6 million, $22.9 million, and $19.8 million, respectively. A one percent increase in the annual assumed increase in medical cost rates would increase the 1996 accumulated postretirement benefit liability and benefit expense by $9.9 million and $1.5 million, respectively.

4. RELATED PARTY TRANSACTIONS

Pursuant to two 1994 reinsurance agreements with Mirus Life Insurance Company (Mirus) whereby the Company assumed all of the single premium immediate annuity business written by Mirus and ceded all of its group life, accident and health business to Mirus. A gain from operations of this business was reflected in 1995 as a $41 million dividend received from Mirus, which was recorded as net investment income on the Statutory Statement of Income. As previously discussed, on March 31, 1996, the Company sold MassMutual Holding Company Two, Inc. a wholly-owned subsidiary, and its subsidiaries, including Mirus Life Insurance Company to WellPoint Health Networks, Inc.

The Company has a modified coinsurance quota-share reinsurance agreement with a wholly-owned subsidiary, C.M. Life Insurance Company, whereby the Company assumes 50% of the premiums on certain universal life policies issued by C.M. Life in 1985 and 75% of the premiums with issue dates on or after January 1, 1986. The Company pays a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment. Reserves for payment of future benefits are retained by C.M. Life.

5. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of equity tax, using the most current information, and other miscellaneous temporary differences, such as reserves, acquisition costs and restructuring costs, resulted in an effective tax rate which is other than the statutory tax rate.

The Internal Revenue Service has completed examining the Company's income tax returns through the year 1992 for Massachusetts Mutual and 1991 for Connecticut Mutual, and is currently examining Connecticut Mutual for the years 1992 through 1995. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1996 and 1995. The Company records the estimated effects of anticipated revisions in the Statutory Statement of Income.

The Company plans to file its 1996 federal income tax return on a consolidated basis with its life and non-life affiliates. The Company and its life and non-life affiliates are subject to a written tax allocation agreement which allocates tax liability in a manner permitted under Treasury regulations. Generally, the agreement provides that loss members shall be compensated for the use of their losses and credits by other members.

The Company made federal tax payments of $330.7 million in 1996, $147.3 million in 1995 and has a credit of $9.9 million in 1994. At December 31, 1996 and 1995, the Company established a liability for federal income taxes of $440.7 million and $338.6 million, respectively.

6. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase privately placed bonds and to issue mortgage loans.

A. Bonds

The carrying value and estimated fair value of bonds are as follows:


                                                                                          December 31, 1996
                                                                                    ---------------------------
                                                                                       Gross          Gross         Estimated
                                                                      Carrying      Unrealized     Unrealized         Fair
                                                                        Value          Gains          Losses          Value
                                                                      --------      ----------     ----------       ---------
                                                                                           (In Millions)
U.S. Treasury Securities and Obligations of U.S.
  Government Corporations and Agencies                               $ 8,042.6     $    344.0      $    56.3       $ 8,330.3
Debt Securities issued by Foreign Governments                             95.2           10.2            0.5           104.9
Mortgage-backed securities                                             3,969.7          125.5           43.3         4,051.9
State and local governments                                              173.2           13.1            2.1           184.2
Industrial securities                                                 11,675.2          528.0          133.3        12,069.9
Utilities                                                                975.0           87.0           18.5         1,043.5
Affiliates                                                               324.1            4.3            3.5           324.9
                                                                     ---------     ----------      ---------       ---------
       TOTAL                                                         $25,255.0     $  1,112.1      $   257.5       $26,109.6
                                                                     =========     ==========      =========       =========

                                                                                          December 31, 1995
                                                                                    ---------------------------
                                                                                       Gross          Gross         Estimated
                                                                      Carrying      Unrealized     Unrealized         Fair
                                                                        Value          Gains          Losses          Value
                                                                      --------      ----------     ----------       ---------
                                                                                           (In Millions)
U.S. Treasury Securities and Obligations of U.S.
  Government Corporations and Agencies                               $ 9,391.5     $    837.0      $    43.3       $10,185.2
Debt Securities issued by Foreign Governments                            261.9           27.9            0.1           289.7
Mortgage-backed securities                                             3,265.4          176.3            9.4         3,432.3
State and local governments                                              106.0           15.2            0.1           121.1
Industrial securities                                                  9,030.7          762.8           57.8         9,735.7
Utilities                                                              1,417.6          152.4            2.9         1,567.1
Affiliates                                                               152.0            4.4            1.2           155.2
                                                                     ---------     ----------      ---------       ---------
       TOTAL                                                         $23,625.1     $  1,976.0      $   114.8       $25,486.3
                                                                     =========     ==========      =========       =========

The carrying value and estimated fair value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                                                             Estimated
                                                                              Carrying                         Fair
                                                                               Value                           Value
                                                                              --------                       ----------
                                                                                           (In Millions)
        Due in one year or less                                                  $680.0                         $684.8
        Due after one year through five years                                   5,128.8                        5,219.7
        Due after five years through ten years                                  6,879.6                        7,112.6
        Due after ten years                                                     5,195.4                        5,496.1
                                                                              ---------                      ---------
                                                                               17,883.8                       18,513.2
        Mortgage-backed securities, including securities guaranteed
          by the U.S. Government                                                7,371.2                        7,596.4
                                                                              ---------                      ---------
              TOTAL                                                           $25,255.0                      $26,109.6
                                                                              =========                      =========


Proceeds from sales of investments in bonds were $6,390.7 during 1996, $8,068.8 million during 1995 and $5,624.1 million during 1994. Gross capital gains of $188.8 million in 1996, $255.5 million in 1995 and $100.3 million in 1994 and gross capital losses of $79.9 million in 1996, $67.1 million in 1995 and $195.8 million in 1994 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

B. Stocks

Preferred stocks in good standing had fair values of $150.8 million in 1996 and $87.9 million in 1995, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $249.2 million in 1996 and $350.5 million in 1995.

C. Mortgages

The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value less valuation reserves held.

D. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $23.1 million and $113.9 million at December 31, 1996 and 1995, respectively. The Company had restructured loans with book values of $383.5 million, and $415.0 million at December 31, 1996 and 1995, respectively. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $2.2 million in 1996, $2.5 million in 1995 and $2.2 million in 1994. The Company made voluntary contributions to the Asset Valuation Reserve of $6.8 million and $52.7 million in 1996 and 1994, respectively. No additional voluntary contribution to the Asset Valuation Reserve was made in 1995.

It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

7. PORTFOLIO RISK MANAGEMENT

The Company manages its investment risks primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of instruments described below, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1996, the Company did not have any open financial futures contracts.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statutory Statement of Financial Position. Gains and losses realized on the termination of contracts are amortized through the Interest Maintenance Reserve over the remaining life of the associated contract. At December 31, 1996 and 1995, the Company had swaps with notional amounts of $2,239.5 million and $1,819.8 million, respectively. The fair values of these instruments were $20.7 million at December 31, 1996 and $9.2 million at December 31, 1995.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company's option contracts have terms of up to fifteen years. The amounts paid for options purchased are included in other investments on the Statutory Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. At December 31, 1996 and 1995, the Company had option contracts with notional amounts of $1,928.4 million and $1,819.8 million, respectively. The Company's credit risk exposure was limited to the unamortized costs of $18.1 million and $21.7 million, which had fair values of $19.2 million and $63.5 million at December 31, 1996 and 1995, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statutory Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. At December 31, 1996 and 1995, the company had agreements with notional amounts of $3,859.6 million and $3,366.3 million, respectively. The Company's credit risk exposure on these agreements is limited to the unamortized costs of $22.0 million and $14.0 million at December 31, 1996 and 1995, respectively. The fair values of these instruments were $15.2 million and $30.8 million at December 31, 1996 and 1995, respectively.

The Company utilizes asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. Notional amounts relating to asset and currency swaps totaled $364.7 million and $333.7 million at December 31, 1996 and 1995, respectively. The fair values of these instruments were an unrecognized gain of $7.8 million at December 31, 1996 and $12.2 million at December 31, 1995.

The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1996 and 1995, the Company had
U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,639.4 million and $292.4 million and fair values of $1,627.4 million and $298.8 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $53.9 million and $86.9 million at December 31, 1996 and 1995, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, contingent collateral positions have been obtained with counterparties when considered prudent.

8. REINSURANCE

The Company cedes all of its group life and health business to UniCARE and has other reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Premiums ceded were $793.5 million in 1996, $904.1 million in 1995 and $151.4 million in 1994.

9. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1996 are illustrated below:


                                                                                                        (In Millions)
        Total policyholders' reserves and funds and separate account liabilities                  $47,148
        Not subject to discretionary withdrawal                                                    (6,010)
        Policy loans                                                                               (4,752)
                                                                                                  -------
             Subject to discretionary withdrawal                                                                    $36,386
                                                                                                                    -------
        Total invested assets, including separate investment accounts                             $52,146
        Policy loans and other invested assets                                                    (13,458)
                                                                                                  -------
             Readily marketable investments                                                                         $38,688
                                                                                                                    -------

10. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1996 and 1995, the Company elected not to admit $15.3 million and $17.6 million, respectively, of guaranty fund premium tax offset receivables relating to prior assessments.

The Company is involved in litigation arising out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

11. RECLASSIFICATIONS

Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

Summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1996 is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

      Parent
      ------
      Massachusetts Mutual Life Insurance Company

      Subsidiaries of Massachusetts Mutual Life Insurance Company
      -----------------------------------------------------------
      C.M. Assurance Company
      C.M. Benefit Insurance Company
      C.M. Life Insurance Company
      MassMutual Holding Company
      MassMutual Holding Company Two, Inc. (Sold in March 1996)
      MassMutual of Ireland, Limited
      MML Bay State Life Insurance Company
      MML Distributors, LLC

           Subsidiaries of MassMutual Holding Company
           ------------------------------------------
           GR Phelps, Inc.
           MassMutual Holding Trust I
           MassMutual Holding Trust II
           MassMutual Holding MSC, Inc.
           MassMutual International, Inc.
           MassMutual Reinsurance Bermuda (Sold in December 1996)
           MML Investor Services, Inc.
           State House One (Liquidated in December 1996)

           Subsidiaries of MassMutual Holding Trust I
           ------------------------------------------
           Antares Leveraged Capital Corporation
           Charter Oak Capital Management, Inc.
           Cornerstone Real Estate Advisors, Inc.
           DLB Acquisition Corporation
           Oppenheimer Acquisition Corporation - 86.15%

           Subsidiaries of MassMutual Holding Trust II
           -------------------------------------------
           CM Advantage, Inc.
           CM International, Inc.
           CM Property Management, Inc.
           High Yield Management, Inc.
           MMHC Investments, Inc.
           MML Realty Management
           Urban Properties, Inc.
           Westheimer 335 Suites, Inc.

           Subsidiaries of MassMutual International
           ----------------------------------------
           Compensa de Seguros de Vida S.A. - 33.5%
           MassLife Seguros de Vida (Argentina) S. A.
           MassMutual International (Bermuda) Ltd.
           Mass Seguros de Vida (Chile) S. A. - 33.5%
           MassMutual International (Luxemburg) S. A.

           MassMutual Holding MSC, Incorporated
           ------------------------------------
           MassMutual/Carlson CBO N. V. - 50%
           MassMutual Corporate Value Limited - 46%

           Affiliates of Massachusetts Mutual Life Insurance Company
           ---------------------------------------------------------
           MML Series Investment Fund
           MassMutual Institutional Funds
           Oppenheimer Value Stock Fund

Appendix A

Illustration of Death Benefits, Cash Surrender
Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium of $1,200 for a nonsmoker male and female age 35 both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in comparison of Death Benefits and Cash Surrender Values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page 58 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

2. The illustration on page 59 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

3. The illustration on page 60 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

4. The illustration on page 61 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

5. The illustration on page 62 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

6. The illustration on page 63 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

7. The illustration on page 64 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedules of mortality and expense charges and current fund level expenses.

8. The illustration on page 65 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using guaranteed schedules of mortality and expense charges and current fund level expenses.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6%, and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6%, and 12% but varied above or below that average for particular Funds.

The Death Benefits and Cash Surrender Values should, in illustrations 1, 3, 5 and 7, reflect the following current charges:

1. Administrative Charges equal to $6.00 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .55% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .62% on an annual basis, of the net assets value of the Fund shares held by the Separate Account. These fund level expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values show in illustrations 2, 4, 6 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses:

1.  Administrative Charges equal to $9.00 per Policy.

2.  Cost of Insurance Charge based on 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .90% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

Cash Surrender Values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 15 Policy Years) and the applicable Sales Load Surrender Charge (also during the first 15 Policy Years.) Taking into account the current Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6%, and 12%, the actual rate of return would be -1.162%, 4.768% and 10.699% respectively.

MassMutual has agreed to bear the expenses of the Funds (other than the management fee, interest taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net assets value of each MML Fund through April 30, 1998.

Currently no charge is made against the Separate Account for federal income taxes but the Company reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule of Charges

                                          Death Benefit                       Cash Surrender Value
                 Premiums           Assuming Hypothetical Gross            Assuming Hypothetical Gross
End Of          Accumulated         Annual Investment Return of            Annual Investment Return of
Policy         at 5% Interest       ---------------------------            ---------------------------
 Year            Per Year            0%         6%           12%            0%         6%         12%
------          ----------        -------    -------      -------         -----      -----      -------
   1             $  1,260       $ 100,000  $ 100,000    $ 100,000       $   149    $   210    $     271
   2                2,583         100,000    100,000      100,000           997      1,176        1,363
   3                3,972         100,000    100,000      100,000         1,851      2,208        2,594
   4                5,431         100,000    100,000      100,000         2,709      3,303        2,973
   5                6,982         100,000    100,000      100,000         3,548      4,442        5,491
   6                8,570         100,000    100,000      100,000         4,458      5,717        7,254
   7               10,259         100,000    100,000      100,000         5,355      7,046        9,194
   8               12,032         100,000    100,000      100,000         6,230      8,421       11,320
   9               13,893         100,000    100,000      100,000         7,082      9,844       13,653
  10               15,848         100,000    100,000      100,000         7,911     11,318       16,216
  15               27,189         100,000    100,000      100,000        11,541     19,317       33,314
  20               41,663         100,000    100,000      143,694        14,316     28,882       60,887
  25               60,136         100,000    100,000      215,213        16,599     40,887      105,497
  30               83,713         100,000    100,000      314,620        17,295     55,399      175,765
  35              113,804         100,000    114,995      450,683        15,507     72,782      285,242
  40              152,208         100,000    132,704      649,139         9,529     92,800      453,943
  45              201,222               0    151,279      931,571             0    115,480      711,123
  50              263,778               0    172,991    1,350,276             0    140,643    1,097,785

                             End Of                          Account Value Assuming Hypothetical Gross
                           Policy Year                              Annual Investment Return of
                           -----------                       -----------------------------------------
                                                                  0%              6%              12%
                                                                -----          ------           ------
                               1                              $   915         $   976          $ 1,037
                               2                                1,811           1,990            2,177
                               3                                2,688           3,045            3,431
                               4                                3,546           4,140            4,810
                               5                                4,385           5,279            6,327
                               6                                5,204           6,462            7,999
                               7                                6,001           7,691            9,839
                               8                                6,776           8,966           11,865
                               9                                7,528          10,289           14,098
                              10                                8,257          11,663           16,561
                              15                               11,549          19,380           33,323

For years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount.
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedules of Mortality and Expense Charges as well as Current Fund Level Expenses

                                          Death Benefit                          Cash Surrender Value
                 Premiums           Assuming Hypothetical Gross              Assuming Hypothetical Gross
End Of          Accumulated         Annual Investment Return of              Annual Investment Return of
Policy        at 5% Interest        ---------------------------              ---------------------------
 Year            Per Year           0%         6%           12%               0%          6%          12%
------          ----------       -------     -------      -------          ------       ------      ------
   1            $  1,260       $ 100,000   $ 100,000    $ 100,000        $     96    $     155    $    215
   2               2,583         100,000     100,000      100,000             890        1,063       1,242
   3               3,972         100,000     100,000      100,000           1,688        2,028       2,397
   4               5,431         100,000     100,000      100,000           2,487        3,050       3,686
   5               6,982         100,000     100,000      100,000           3,261        4,106       5,097
   6               8,570         100,000     100,000      100,000           4,104        5,287       6,734
   7              10,259         100,000     100,000      100,000           4,928        6,511       8,525
   8              12,032         100,000     100,000      100,000           5,726        7,770      10,478
   9              13,893         100,000     100,000      100,000           6,496        9,064      12,609
  10              15,848         100,000     100,000      100,000           7,239       10,394      14,936
  15              27,189         100,000     100,000      100,000          10,308       17,430      30,135
  20              41,663         100,000     100,000      127,136          12,029       25,028      53,871
  25              60,136         100,000     100,000      183,884          12,103       33,284      90,139
  30              83,713         100,000     100,000      258,251           9,498       41,890     144,274
  35             113,804         100,000     100,000      352,320           1,899       50,175     222,987
  40             152,208               0     100,000      477,942               0       57,105     334,225
  45             201,222               0     100,000      636,143               0       60,189     485,605
  50             263,778               0     100,000      843,816               0       52,907     686,029


                      End Of                          Account Value Assuming Hypothetical Gross
                   Policy Year                              Annual Investment Return of
                   -----------                        -----------------------------------------
                                                             0%            6%           12%
                                                          ------        ------       -------
                         1                             $     862     $     921     $     981
                         2                                 1,704         1,877         2,056
                         3                                 2,525         2,865         3,234
                         4                                 3,324         3,887         4,523
                         5                                 4,098         4,943         5,934
                         6                                 4,849         6,033         7,479
                         7                                 5,573         7,156         9,170
                         8                                 6,271         8,315        11,023
                         9                                 6,941         9,509        13,054
                        10                                 7,584        10,740        15,281
                        15                                10,317        17,439        30,144

For policy years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges

                                               Death Benefit                                 Cash Surrender Value
                 Premiums               Assuming Hypothetical Gross                       Assuming Hypothetical Gross
End Of          Accumulated             Annual Investment Return of                       Annual Investment Return of
Policy        at 5% Interest            ---------------------------                       ---------------------------
 Year            Per Year           0%              6%              12%                0%              6%                12%
------          ----------       -------         -------          -------           ------           ------            ------
    1              $ 1,260     $ 100,913       $ 100,974        $ 101,036          $   147          $   208           $   270
    2                2,583       101,806         101,985          102,171              992            1,171             1,357
    3                3,972       102,678         103,033          103,418            1,842            2,196             2,581
    4                5,431       103,530         104,121          104,787            2,693            3,284             3,950
    5                6,982       104,359         105,247          106,289            3,522            4,410             5,452
    6                8,570       105,167         106,416          107,939            4,422            5,670             7,194
    7               10,259       105,951         107,624          109,750            5,306            6,979             9,105
    8               12,032       106,710         108,874          111,738            6,165            8,329            11,193
    9               13,893       107,443         110,166          113,921            6,998            9,721            13,476
   10               15,848       108,150         111,501          116,318            7,804           11,156            15,973
   15               27,189       111,276         118,876          132,391           11,267           18,867            32,383
   20               41,663       113,775         127,658          158,496           13,775           27,658            58,496
   25               60,136       115,631         138,198          206,631           15,631           38,198           101,290
   30               83,713       115,559         149,411          302,647           15,559           49,411           169,077
   35              113,804       112,566         160,207          434,066           12,566           60,207           274,725
   40              152,208       105,122         168,528          625,790            5,122           68,528           437,615
   45              201,222             0         170,731          898,853                0           70,731           686,148
   50              263,778             0         160,491        1,304,186                0           60,491         1,060,314


                              End Of                          Account Value Assuming Hypothetical Gross
                           Policy Year                               Annual Investment Return of
                           -----------                        -----------------------------------------
                                                                  0%               6%              12%
                                                               -------          -------         -------
                                 1                           $     913        $     974       $   1,036
                                 2                               1,806            1,985           2,171
                                 3                               2,678            3,033           3,418
                                 4                               3,530            4,121           4,787
                                 5                               4,359            5,247           6,289
                                 6                               5,167            6,416           7,939
                                 7                               5,951            7,624           9,750
                                 8                               6,710            8,874          11,738
                                 9                               7,443           10,166          13,921
                                10                               8,150           11,501          16,318
                                15                              11,276           18,876          32,391

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense Charges as well as Current Fund Level Expenses

                                             Death Benefit                             Cash Surrender Value
                 Premiums              Assuming Hypothetical Gross                  Assuming Hypothetical Gross
End Of          Accumulated            Annual Investment Return of                  Annual Investment Return of
Policy        at 5% Interest           ---------------------------                  ---------------------------
 Year            Per Year            0%             6%           12%              0%              6%          12%
------          ----------        -------        -------       -------          ------         ------       -------
   1             $ 1,260        $ 100,860      $ 100,919     $ 100,979        $     94       $    153      $    213
   2               2,583          101,700        101,871       102,050             885          1,057         1,236
   3               3,972          102,515        102,854       103,221           1,678          2,017         2,384
   4               5,431          103,307        103,867       104,499           2,470          3,030         3,662
   5               6,982          104,073        104,911       105,895           3,236          4,074         5,058
   6               8,570          104,812        105,985       107,418           4,067          5,240         6,673
   7              10,259          105,523        107,089       109,080           4,877          6,443         8,435
   8              12,032          106,205        108,222       110,894           5,659          7,677        10,349
   9              13,893          106,855        109,384       112,874           6,410          8,939        12,428
  10              15,848          107,476        110,575       115,035           7,130         10,230        14,690
  15              27,189          110,033        116,917       129,180          10,025         16,908        29,172
  20              41,663          111,424        123,661       151,007          11,424         23,661        51,007
  25              60,136          110,947        130,001       184,347          10,947         30,001        84,347
  30              83,713          107,545        134,477       241,466           7,545         34,477       134,897
  35             113,804                0        134,132       330,217               0         34,132       208,998
  40             152,208                0        123,814       448,796               0         23,814       313,844
  45             201,222                0              0       598,420               0              0       456,809
  50             263,778                0              0       795,434               0              0       646,694



                           End Of                          Account Value Assuming Hypothetical Gross
                         Policy Year                            Annual Investment Return of
                         -----------                       -----------------------------------------
                                                                0%            6%            12%
                                                              ------       -------       --------
                              1                            $     860     $     919      $     979
                              2                                1,700         1,871          2,050
                              3                                2,515         2,854          3,221
                              4                                3,307         3,867          4,499
                              5                                4,073         4,911          5,895
                              6                                4,812         5,985          7,418
                              7                                5,523         7,089          9,080
                              8                                6,205         8,222         10,894
                              9                                6,855         9,384         12,874
                             10                                7,476        10,575         15,035
                             15                               10,033        16,917         29,180

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option I
$1,200 Annual Premium
Using Current Schedule Of Charges

                                             Death Benefit                            Cash Surrender Value
                 Premiums             Assuming Hypothetical Gross                 Assuming Hypothetical Gross
End Of          Accumulated           Annual Investment Return of                 Annual Investment Return of
Policy        at 5% Interest          ---------------------------                 ---------------------------
 Year            Per Year            0%           6%           12%               0%            6%           12%
------          ----------        -------      -------       -------          ------        ------        ------
   1             $ 1,260        $ 100,000    $ 100,000     $ 100,000        $    196      $    258      $    320
   2               2,583          100,000      100,000       100,000           1,058         1,239         1,428
   3               3,972          100,000      100,000       100,000           1,942         2,302         2,693
   4               5,431          100,000      100,000       100,000           2,811         3,412         4,089
   5               6,982          100,000      100,000       100,000           3,659         4,563         5,624
   6               8,570          100,000      100,000       100,000           4,576         5,850         7,404
   7              10,259          100,000      100,000       100,000           5,485         7,195         9,367
   8              12,032          100,000      100,000       100,000           6,376         8,591        11,524
   9              13,893          100,000      100,000       100,000           7,248        10,042        13,895
  10              15,848          100,000      100,000       100,000           8,102        11,549        16,504
  15              27,189          100,000      100,000       105,777          11,950        19,894        34,005
  20              41,663          100,000      100,000       166,371          15,252        30,099        62,311
  25              60,136          100,000      100,000       249,524          18,342        43,197       108,488
  30              83,713          100,000      117,911       363,081          20,560        59,252       182,453
  35             113,804          100,000      136,782       522,891          21,634        78,610       300,512
  40             152,208          100,000      155,627       746,056          20,844       101,717       487,618
  45             201,222          100,000      177,308     1,074,824          16,077       128,484       778,858
  50             263,778          100,000      199,987     1,542,976           2,595       158,720     1,224,584


                          End Of                          Account Value Assuming Hypothetical Gross
                       Policy Year                              Annual Investment Return of
                       -----------                        -----------------------------------------
                                                               0%             6%             12%
                                                             ------         ------        -------
                            1                              $    930       $    991      $   1,053
                            2                                 1,839          2,020          2,209
                            3                                 2,729          3,089          3,479
                            4                                 3,598          4,199          4,876
                            5                                 4,445          5,350          6,411
                            6                                 5,271          6,545          8,099
                            7                                 6,080          7,789          9,962
                            8                                 6,871          9,086         12,019
                            9                                 7,643         10,437         14,290
                           10                                 8,397         11,844         16,799
                           15                                11,957         19,901         34,012

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense Charges as well as Current Fund Level Charges


                                                Death Benefit                                   Cash Surrender Value
                 Premiums                Assuming Hypothetical Gross                        Assuming Hypothetical Gross
End Of          Accumulated              Annual Investment Return of                        Annual Investment Return of
Policy        at 5% Interest             ---------------------------                        ---------------------------
 Year            Per Year            0%              6%              12%             0%              6%              12%
------          ----------          ----            ----            -----           ----            ----           -------
    1           $    1,260      $   100,000    $    100,000    $     100,000   $         150   $        210    $         270
    2                2,583          100,000         100,000          100,000             965          1,140            1,322
    3                3,972          100,000         100,000          100,000           1,800          2,146            2,520
    4                5,431          100,000         100,000          100,000           2,618          3,192            3,839
    5                6,982          100,000         100,000          100,000           3,411          4,272            5,281
    6                8,570          100,000         100,000          100,000           4,272          5,479            6,953
    7               10,259          100,000         100,000          100,000           5,114          6,729            8,782
    8               12,032          100,000         100,000          100,000           5,930          8,016           10,777
    9               13,893          100,000         100,000          100,000           6,721          9,341           12,956
   10               15,848          100,000         100,000          100,000           7,486         10,707           15,339
   15               27,189          100,000         100,000          100,000          10,705         17,988           30,956
   20               41,663          100,000         100,000          147,573          12,850         26,185           55,271
   25               60,136          100,000         100,000          213,279          13,979         35,763           92,730
   30               83,713          100,000         100,000          298,714          13,739         47,051          150,107
   35              113,804          100,000         104,511          410,408          10,780         60,064          235,867
   40              152,208          100,000         113,846          554,087           3,009         74,409          362,149
   45              201,222                0         122,450          744,232               0         88,732          539,299
   50              263,778                0         128,859          983,473               0        102,269          780,534



                                 End Of                              Account Value Assuming Hypothetical Gross
                              Policy Year                                  Annual Investment Return of
                              -----------                            -----------------------------------------
                                                                      0%                 6%                 12%
                                                                  ---------          ---------          ---------
                                   1                              $     883          $     944          $   1,004
                                   2                                  1,746              1,921              2,103
                                   3                                  2,587              2,932              3,307
                                   4                                  3,404              3,978              4,625
                                   5                                  4,198              5,058              6,068
                                   6                                  4,967              6,174              7,648
                                   7                                  5,709              7,324              9,477
                                   8                                  6,425              8,511             11,272
                                   9                                  7,116              9,736             13,351
                                  10                                  7,781             11,002             15,634
                                  15                                 10,712             17,995             30,963


For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                                 Death Benefit                                 Cash Surrender Value
                 Premiums                 Assuming Hypothetical Gross                      Assuming Hypothetical Gross
End Of          Accumulated               Annual Investment Return of                      Annual Investment Return of
Policy        at 5% Interest              ---------------------------                      ---------------------------
 Year            Per Year             0%             6%               12%             0%             6%               12%
------          ----------           ----           ----             -----           ----           ----             -------
    1           $    1,260      $   100,928   $    100,990     $     101,051   $         195   $        256    $         318
    2                2,583          101,835        102,015           102,204           1,053          1,234            1,422
    3                3,972          102,720        103,079           103,468           1,933          2,292            2,681
    4                5,431          103,582        104,180           104,854           2,796          3,394            4,067
    5                6,982          104,421        105,320           106,374           3,635          4,534            5,588
    6                8,570          105,237        106,500           108,042           4,542          5,805            7,347
    7               10,259          106,033        107,726           109,878           5,438          7,131            9,283
    8               12,032          106,808        108,999           111,899           6,313          8,504           11,404
    9               13,893          107,563        110,321           114,123           7,168          9,926           13,728
   10               15,848          108,297        111,693           116,572           8,002         11,398           16,277
   15               27,189          111,719        119,463           133,203          11,712         19,455           33,196
   20               41,663          114,821        129,123           162,009          14,821         29,123           60,678
   25               60,136          117,618        141,191           243,440          17,618         41,191          105,843
   30               83,713          119,322        155,350           354,622          19,322         55,350          178,202
   35              113,804          119,568        171,660           511,068          19,568         71,660          293,717
   40              152,208          117,476        189,593           729,566          17,476         89,593          476,841
   45              201,222          110,730        206,790         1,051,595          10,730        106,790          762,025
   50              263,778                0        218,296         1,510,601               0        118,296        1,198,890



                                   End Of                       Account Value Assuming Hypothetical Gross
                                 Policy Year                           Annual Investment Return of
                                 -----------                    -----------------------------------------
                                                               0%                   6%                  12%
                                                             -----                ------              -------
                                     1                     $     928            $     990           $   1,051
                                     2                         1,835                2,015               2,204
                                     3                         2,720                3,079               3,468
                                     4                         3,582                4,180               4,854
                                     5                         4,421                5,320               6,374
                                     6                         5,237                6,500               8,042
                                     7                         6,033                7,726               9,878
                                     8                         6,808                8,999              11,899
                                     9                         7,563               10,321              14,123
                                    10                         8,297               11,693              16,572
                                    15                        11,719               19,463              33,203


For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedules Of Mortality and Expense Charges as well as Current Fund Level Expenses

                                                    Death Benefit                                   Cash Surrender Value
                                             Assuming Hypothetical Gross                         Assuming Hypothetical Gross
                 Premiums                    Annual Investment Return of                         Annual Investment Return of
End Of          Accumulated                  ---------------------------                         ---------------------------
Policy        at 5% Interest
 Year            Per Year             0%             6%              12%             0%              6%                 12%
------          ----------           ----           ----            -----           ----            ----              -------
    1           $    1,260      $   100,882   $    100,942    $     101,002   $         149    $        208     $         269
    2                2,583          101,742        101,916          102,098             960           1,135             1,316
    3                3,972          102,578        102,922          103,295           1,791           2,136             2,509
    4                5,431          103,389        103,960          104,604           2,603           3,174             3,817
    5                6,982          104,175        105,030          106,032           3,388           4,243             5,246
    6                8,570          104,933        106,131          107,592           4,238           5,436             6,897
    7               10,259          105,663        107,262          109,294           5,068           6,667             8,699
    8               12,032          106,363        108,424          111,153           5,868           7,929            10,658
    9               13,893          107,036        109,620          113,184           6,641           9,225            12,789
   10               15,848          107,680        110,849          115,406           7,385          10,554            15,111
   15               27,189          110,453        117,519          130,086          10,446          17,512            30,078
   20               41,663          112,314        124,979          153,135          12,314          24,979            53,135
   25               60,136          113,000        133,033          205,301          13,000          33,033            89,261
   30               83,713          112,111        141,285          288,081          12,111          41,285           144,764
   35              113,804          108,229        148,010          396,301           8,229          48,010           227,759
   40              152,208                0        150,656          535,572               0          50,656           350,047
   45              201,222                0        141,900          720,099               0          41,900           521,811
   50              263,778                0        110,010          952,866               0          10,010           756,243

                                         End Of                          Account Value Assuming Hypothetical Gross
                                      Policy Year                               Annual Investment Return of
                                      -----------                        -----------------------------------------
                                                                      0%                  6%                 12%
                                                                    ------              ------              ------
                                            1                     $     882            $     942           $   1,002
                                            2                         1,742                1,916               2,098
                                            3                         2,578                2,922               3,295
                                            4                         3,389                3,960               4,604
                                            5                         4,175                5,030               6,032
                                            6                         4,933                6,131               7,592
                                            7                         5,663                7,262               9,294
                                            8                         6,363                8,424              11,153
                                            9                         7,036                9,620              13,184
                                           10                         7,680               10,849              15,406
                                           15                        10,453               17,519              30,086

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "Commission") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.



                              RULE 484 UNDERTAKING

Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

         (a)    each director, officer or employee;

         (b) any individual who serves at the request of the Company as Secretary, a director, board member, committee member, officer or employee of any organization or any separate investment account; or

         (c) any individual who serves in any capacity with respect to any employee benefit plan; from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

         Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person's heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

                      Notwithstanding the foregoing, no indemnification shall be provided with respect to:

                      (1) any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

                      (2) any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

                      (3) any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person's indemnification is awarded by vote of the Board of Directors.

                             In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person's conduct was such as precludes indemnification under any of such paragraphs.

                             The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

                             Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                   REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

                       THE INVESTMENT COMPANY ACT OF 1940


Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

                   CONTENTS OF POST-EFFECTIVE Amendment No. 2

This Post-Effective Amendment is comprised of the following documents:

                      The Facing Sheet.


                      The Prospectus consisting of 65 pages.

                      The Undertaking to File Reports.

                      The Signatures.

                      Written Consents of the Following Persons:

                             1. Coopers & Lybrand, L.L.P., independent accountants;
                             2.     Counsel opining as to the legality of
                                    securities being registered;

                             3.     Craig Waddington, FSA, MAAA.

The following Exhibits:


                      99. The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

                             A.    (1)      Resolution of Board of Directors of
                                            MassMutual establishing the Separate
                                            Account.*

                                            (a)      Resolution of the Board of
                                                     Directors authorizing
                                                     issuance of Policy.*

                                   (2)      Not applicable.

                                   (3)      Form of Distribution Agreements:


                                          (a)     (1)     Form of Distribution
                                                          Servicing Agreement
                                                          between MML
                                                          Distributors, LLC and
                                                          MassMutual.**

                                          (a)     (2)     Form of Co-
                                                          Underwriting Agreement
                                                          between MML Investors
                                                          Services, Inc. and
                                                          MassMutual.**

                                          (b)     Not applicable.

                                          (c)     Not applicable.


                                   (4)      Not applicable.

                                   (5)      Form of Flexible Premium Variable
                                            Whole Life Insurance Policy.*



*Incorporated by reference to Registration Statement No. 33-89798 filed with the Commission on February 28, 1995. **Incorporated by reference to post-effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.

                 (6)      (a)     Certificate of Incorporation of MassMutual.*

                          (b)     By-Laws of MassMutual.*

                 (7)      Not applicable.

                 (8)      Not applicable.

                 (9)      Not applicable.

                 (10) Application for a Flexible Premium Variable Whole Life insurance policy.*

                 (11) Memorandum describing MassMutual issuance, transfer, and redemption procedures for the Policy.*


     99.2 Opinion and Consent of Counsel as to the legality of the securities being registered.***


     3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

     4.       Not applicable.


     99.C.1   Consent of Coopers & Lybrand L.L.P.***

     99.C.6 Opinion and consent of Craig Waddington, FSA, MAAA, as to actuarial matters pertaining to the securities being registered.***

     99.5     Powers of Attorney***

     27.      Financial Data Schedule***


*Incorporated by reference to Registration Statement No. 33-89798 filed with the Commission on February 28, 1995.
**Incorporated by reference to post-effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.
***Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1997.

         MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

         MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
         (Depositor)


         By: /s/ Thomas B. Wheeler*
            ---------------------------------------
         Thomas B. Wheeler, Chief Executive Officer
         Massachusetts Mutual Life Insurance Company


/s/ Richard M. Howe        On April 21, 1997, as Attorney-in-Fact pursuant to
--------------------       powers of attorney filed herewith.
*Richard M. Howe

As required by the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 has been signed by the following persons in the capacities and on the duties indicated.


      Signature                     Title                                       Date
      ---------                     -----                                       ----
/s/ Thomas B. Wheeler*              Chief Executive Officer and                 April 21, 1997
------------------------------      Chairman of the Board
Thomas B. Wheeler


/s/ John J. Pajak*                  President, Chief Operating Officer          April 21, 1997
------------------------------      and Director
John J. Pajak


/s/ Daniel J. Fitzgerald*           Executive Vice President,                   April 21, 1997
------------------------------      Chief Financial Officer &
Daniel J. Fitzgerald                Chief Accounting Officer



/s/ Roger G. Ackerman*              Director                                    April 21, 1997
------------------------------
Roger G. Ackerman


/s/ James R. Birle*                 Director                                    April 21, 1997
------------------------------
James R. Birle


/s/ Frank C. Carlucci, III*         Director                                    April 21, 1997
------------------------------
Frank C. Carlucci, III


/s/ Gene Chao*                      Director                                    April 21, 1997
------------------------------
Gene Chao, Ph.D.


/s/ Patricia Diaz Dennis*           Director                                    April 21, 1997
------------------------------
Patricia Diaz Dennis


/s/ Anthony Downs*                  Director                                    April 21, 1997
------------------------------
Anthony Downs


/s/ James L. Dunlap*                Director                                    April 21, 1997
------------------------------
James L. Dunlap


/s/ William B. Ellis*               Director                                    April 21, 1997
------------------------------
William B. Ellis, Ph.D.


/s/ Robert M. Furek*                Director                                    April 21, 1997
------------------------------
Robert M. Furek


/s/ Charles K. Gifford*             Director                                    April 21, 1997
------------------------------
Charles K. Gifford


/s/ William N. Griggs*              Director                                    April 21, 1997
------------------------------
William N. Griggs


/s/ George B. Harvey*               Director                                    April 21, 1997
------------------------------
George B. Harvey


/s/ Barbara B. Hauptfuhrer*         Director                                    April 21, 1997
------------------------------
Barbara B. Hauptfuhrer


/s/ Sheldon B. Lubar*               Director                                    April 21, 1997
------------------------------
Sheldon B. Lubar


/s/ William B. Marx, Jr.*           Director                                    April 21, 1997
------------------------------
William B. Marx, Jr.


/s/ John F. Maypole*                Director                                    April 21, 1997
------------------------------
John F. Maypole


/s/ Donald F. McCullough*           Director                                    April 21, 1997
------------------------------
Donald F. McCullough


/s/ Alfred M. Zeien*                Director                                    April 21, 1997
------------------------------
Alfred M. Zeien


/s/ Richard M. Howe                 On April 21, 1997, as Attorney-in-Fact pursuant to
------------------------------      powers of attorney filed herewith.
*Richard M. Howe


                     REPRESENTATION BY REGISTRANT'S COUNSEL
                     --------------------------------------


As Counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 2 to Registration Statement No. 33-89798 and I represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.




                                          /s/ James M. Rodolakis
                                          ----------------------
                                          James M. Rodolakis
                                          Counsel

                                  EXHIBIT LIST

99.2              Opinion and Consent of James M. Rodolakis

99.C.1            Consent of Coopers & Lybrand, L.L.P.

99.C.6            Opinion and Consent of Craig Waddington

99.5              Powers of Attorney

27                Financial Data Schedule